REINSURANCE AGREEMENT




                                     between

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                Phoenix, Arizona,


                                       and


                     ANLIC INSURANCE COMPANY (HAWAII), LTD.
                                Honolulu, Hawaii




                           Dated as of August 1, 1999

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                                TABLE OF CONTENTS
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ARTICLE I

Definitions and Interpretation

Section 1.1.  Definitions . . . . . . . . . . . . . . . . . . . . . . . .     2
Section 1.2.  Other Definitional Provisions . . . . . . . . . . . . . . .    11

ARTICLE II

General Provision

Section 2.1.  Risks Reinsured . . . . . . . . . . . . . . . . . . . . . .    11
Section 2.2.  Coverages and Exclusions. . . . . . . . . . . . . . . . . .    11
Section 2.3.  Plan of Reinsurance; Modified Coinsurance . . . . . . . . .    11
Section 2.4.  Plan of Reinsurance; Yearly Renewable Term. . . . . . . . .    12
Section 2.5.  Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .    12
Section 2.6.  Extra-Contractual Liability . . . . . . . . . . . . . . . .    12
Section 2.7.  Annuity Administration. . . . . . . . . . . . . . . . . . .    12
Section 2.8.  Inspection. . . . . . . . . . . . . . . . . . . . . . . . .    12
Section 2.9.  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
Section 2.10. Proxy Tax Reimbursement . . . . . . . . . . . . . . . . . .    12
Section 2.11. Election to Determine Specified Policy Acquisition Expenses    13
Section 2.12. Condition . . . . . . . . . . . . . . . . . . . . . . . . .    13
Section 2.13. Misunderstandings and Oversights. . . . . . . . . . . . . .    13
Section 2.14. Adjustments . . . . . . . . . . . . . . . . . . . . . . . .    13
Section 2.15. Reinstatements. . . . . . . . . . . . . . . . . . . . . . .    13
Section 2.16. Currency. . . . . . . . . . . . . . . . . . . . . . . . . .    13
Section 2.17. Maintenance of CG YRT Retrocession Agreement; Successor YRT
  Retrocession Agreement. . . . . . . . . . . . . . . . . . . . . . . . .    13

ARTICLE III

Payments by Anchor

Section 3.1.  Initial Consideration . . . . . . . . . . . . . . . . . . .    15
Section 3.2.  Modco Reinsurance Premiums; Recapture Fee; YRT Reinsurance
  Premiums. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
Section 3.3.  Payment of Charges and Fixed Account Investment Spread. . .    15
Section 3.4.  Net Separate Account Transfer CARVM Reserve Adjustment. . .    15

ARTICLE IV

Payments by ANLIC (Hawaii): Commissions and Expenses

Section 4.1.  Ceding Commission . . . . . . . . . . . . . . . . . . . . .    16
Section 4.2.  Premium Tax . . . . . . . . . . . . . . . . . . . . . . . .    16
Section 4.3.  Allowance for Commissions . . . . . . . . . . . . . . . . .    16
Section 4.4.  Allowance for Expenses. . . . . . . . . . . . . . . . . . .    16
Section 4.5.  Anchor YRT Expense Recovery . . . . . . . . . . . . . . . .    17
Section 4.6.  Anchor YRT Reinsurance Premium Refund . . . . . . . . . . .    17
Section 4.7.  Net Fixed Account Transfer CARVM Reserve Adjustment . . . .    17
Section 4.8.  Negative Fixed Account Investment Spread. . . . . . . . . .    17
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ARTICLE V

Payments by ANLIC (Hawaii): Benefit Payments

Section 5.1.  Death Benefit Claim . . . . . . . . . . . . . .    17
Section 5.2.  Total Surrender . . . . . . . . . . . . . . . .    17
Section 5.3.  Partial Withdrawal. . . . . . . . . . . . . . .    18
Section 5.4.  Payout Annuity Payment; Annuity Benefit Payment    18
Section 5.5.  Claims Settlements. . . . . . . . . . . . . . .    18
Section 5.6.  Contested Death Benefit Claims. . . . . . . . .    18

ARTICLE VI

Reserve Adjustments

Section 6.1.  Initial Reserve Adjustment. . . . . . . . . . .    19
Section 6.2.  Modified Coinsurance Reserve Adjustment . . . .    19

ARTICLE VII

[Reserved]

ARTICLE VIII

Accounting and Settlements

Section 8.1.  Monthly Accounting Periods. . . . . . . . . . .    20
Section 8.2.  Reinsurance Servicer Reports. . . . . . . . . .    20
Section 8.3.  Initial Settlement. . . . . . . . . . . . . . .    20
Section 8.4.  Monthly Settlements . . . . . . . . . . . . . .    20
Section 8.5.  Amounts Due . . . . . . . . . . . . . . . . . .    21
Section 8.6.  Annual Accounting Reports . . . . . . . . . . .    21
Section 8.7.  Estimations . . . . . . . . . . . . . . . . . .    21
Section 8.8.  Delayed Payments. . . . . . . . . . . . . . . .    21
Section 8.9.  Form of Payment; Offset . . . . . . . . . . . .    21

ARTICLE IX

Duration and Recapture

Section 9.1.  ANLIC (Hawaii)'s Liability. . . . . . . . . . .    22
Section 9.2.  Termination . . . . . . . . . . . . . . . . . .    22
Section 9.3.  Recapture . . . . . . . . . . . . . . . . . . .    23
Section 9.4.  Recapture Payment . . . . . . . . . . . . . . .    23
Section 9.5.  Reduction of Reinsurance Percentage . . . . . .    23
Section 9.6.  No Deemed Recapture . . . . . . . . . . . . . .    23
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ARTICLE X

Terminal Accounting and Settlement

Section 10.1. Terminal Accounting. . . . . . . . . . . . . . . .    23
Section 10.2. Date . . . . . . . . . . . . . . . . . . . . . . .    23
Section 10.3. Settlement . . . . . . . . . . . . . . . . . . . .    24
Section 10.4. Supplementary Accounting and Settlement. . . . . .    24

ARTICLE XI

Insolvency

Section 11.1. In General . . . . . . . . . . . . . . . . . . . .    24

ARTICLE XII

Conditions to Effective Time

Section 12.1. Effective Time . . . . . . . . . . . . . . . . . .    25
Section 12.2. Condition Precedent to Reinsurance . . . . . . . .    25
Section 12.3. Additional Conditions Precedent to Effective Time.    26

ARTICLE XIII

Representation and Warranties

Section 13.1. Representations and Warranties of Anchor . . . . .    26
Section 13.2. Representations and Warranties of ANLIC (Hawaii) .    29

ARTICLE XIV

Covenants

Section 14.1. Anchor Internal Replacements . . . . . . . . . . .    30
Section 14.2. Anchor Current Practices . . . . . . . . . . . . .    31
Section 14.3. Anchor Other Reinsurance . . . . . . . . . . . . .    31
Section 14.4. Affirmative General Covenants of Anchor. . . . . .    31
Section 14.5. Reporting Requirements of Anchor . . . . . . . . .    33
Section 14.6. Negative Covenants of Anchor . . . . . . . . . . .    35
Section 14.7. Anchor Changes in Investment Funds, etc. . . . . .    35
Section 14.8. Negative Covenants of ANLIC (Hawaii) . . . . . . .    36

ARTICLE XV

Reserve Credit

Section 15.1. Security . . . . . . . . . . . . . . . . . . . . .    37
Section 15.2. Letters of Credit. . . . . . . . . . . . . . . . .    37
Section 15.3. Letters of Credit; Return of Excess Security . . .    37
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ARTICLE XVI

Events of Recapture

Section 16.1. Definition . . . . . . . . . .    37

ARTICLE XVII

Miscellaneous

Section 17.1. Parties to this Agreement. . .    38
Section 17.2. Assignment . . . . . . . . . .    38
Section 17.3. Counterparts . . . . . . . . .    38
Section 17.4. Notices. . . . . . . . . . . .    38
Section 17.5. Further Assurances . . . . . .    39
Section 17.6. No Waiver; Cumulative Remedies    39
Section 17.6  Amendment and Waiver . . . . .    39
Section 17.8. Entire Agreement . . . . . . .    39
Section 17.9. Governing Law. . . . . . . . .    40
Section 17.10.Consent to Jurisdiction. . . .    40
Section 17.11.Special Service of Process . .    40
Section 17.12 WAIVER OF JURY TRIAL . . . . .    40
Section 17.13 Headings . . . . . . . . . . .    40
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
                                   SCHEDULES

2.1      Annuities
3.3-1    Contractual  Charges
4.1      Form  of  ANLIC  (Hawaii)  Note
4.3      Commission  Schedule
8.2      Reinsurance  Servicer  Report
12.2     Opinion  of  Counsel  for  Anchor
13.1-1   Forms  of  Annuity  Agreements
13.1-2   Standing  Instructions
13.1-3   Methodology  for  Calculating  CARVM  Reserve
14.4     Fixed  Account  Segregated  Asset  Requirements  and  Procedures
14.6-1   Collection  Procedures
14.6-2   Allocation  Procedures

     REINSURANCE  AGREEMENT,  dated  as  of  August  1,  1999 (the "Agreement"),
                                                                    ---------
between Anchor National Life Insurance Company, an Arizona stock life insurance company ("Anchor"), and ANLIC Insurance Company (Hawaii), Ltd., a Hawaii stock
           ------
captive  insurance  company  ("ANLIC  (Hawaii)").
                               ---------------

     WHEREAS, Anchor desires to reinsure certain risks under the Annuities (such term and other capitalized terms are defined in Section 1.1), other than the Net Amount at Risk with respect to the Annuities, with ANLIC (Hawaii) on a modified coinsurance basis as set forth more fully in this Agreement;

     WHEREAS, Anchor desires to reinsure the Net Amount at Risk under the Annuities with ANLIC (Hawaii) on a yearly renewable term basis as set forth more fully in this Agreement;

     WHEREAS, ANLIC (Hawaii) intends to pay a Ceding Commission to Anchor by delivery of the ANLIC (Hawaii) Note referred to in Section 4.1;

     WHEREAS, ANLIC (Hawaii) intends to retrocede all the risks reinsured under this Agreement with respect to the Annuities pursuant to a retrocession agreement  (the  "AIC  Retrocession  Agreement")  with  Anchor Insurance Company
                  ----------------------------
(Hawaii),  Ltd.  ("AIC");
                   ---

     WHEREAS, AIC will further retrocede the Net Amount at Risk reinsured under the AIC Retrocession Agreement with respect to the Annuities pursuant to a retrocession agreement (the "ANLIC (Hawaii) YRT Retrocession Agreement") with
                                -----------------------------------------
ANLIC  (Hawaii)  on  a  yearly  renewable  term  basis;

     WHEREAS, ANLIC (Hawaii) intends to further retrocede the risks reinsured under the ANLIC (Hawaii) YRT Retrocession Agreement pursuant to an agreement with Connecticut General Life Insurance Company on a yearly renewable term basis (the "CG YRT Retrocession Agreement") or a Successor YRT Retrocession Agreement;
      -----------------------------

     WHEREAS, the Servicer will perform certain services pursuant to a servicing agreement dated as of the date hereof (the "Servicing Agreement");
                                                    --------------------

     WHEREAS, ANLIC (Hawaii) will designate Citicorp North America, Inc. as its agent for certain purposes under this Agreement pursuant to a consent and agreement dated as of the date hereof; and

     WHEREAS, the foregoing transactions will take place at the same time and in the order in which they are described above.

     NOW, THEREFORE, in consideration of the representations and warranties made herein and the mutual covenants contained herein, the Parties hereto agree as follows:

                                    ARTICLE I

                         Definitions and Interpretation
                         ------------------------------

     Section  1.1.  Definitions.  As  used herein for purposes of this Agreement
                    -----------
and the Schedules hereto, the following terms have the following respective meanings:

     "Accounting  Period":  as  defined  in  Section  8.1.
      ------------------

     "Adverse  Claim":  any  lien,  pledge,  hypothecation, security interest or
      --------------
other charge or encumbrance, any reinsurance agreement or any other type of preferential arrangement that prefers one creditor of a Person to another.

     "Affiliate":  of  a  Person  means  a  Person  that  directly or indirectly
      ---------
controls,  is con-trolled by, or is under common control with, the first Person.

     "Agreement":  as  defined  in  the  recitals  to  this  Agreement.
      ---------

     "AIC":  as  defined  in  the  recitals  to  this  Agreement.
      ---

     "AIC  Retrocession  Agreement":  as  defined  in  the  recitals  to  this
      ----------------------------
Agreement.
      ---

     "Allocation  Procedures":  those  administration  procedures  specified  in
      ----------------------
Schedule 14.6-2 in effect on the date hereof as modified from time to time in compliance with Section 14.6(d).

     "Allowances for Commissions":  the payment for reimbursement of commissions
      --------------------------
as  set  forth  in  Section  4.3.

     "Allowance  for  Expenses":  the payment for Annuity servicing as set forth
      ------------------------
in  Section  4.4.

     "Alternate  Base  Rate":  for  any  period, a fluctuating interest rate per
      ---------------------
annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the higher of:

     (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time as Citibank's base rate; or

     (b) 1/2 of one percent above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank (i) on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or (ii) if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, in the case of clause (i) or (ii), adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent.

     "Anchor":  as  defined  in  the  introductory paragraph of this Agreement.
      ------

     "Anchor  Annual  Reports":  as  defined  in  Section  13.1(e).
      -----------------------

     "Anchor's  Knowledge":  the  knowledge  (other than imputed or constructive
      -------------------
knowledge) of any authorized officer of Anchor who has the title of vice president or higher or an officer performing substantially the same function of such officer.

     "Anchor  Payment  Amounts":  the sum of (i) the amounts payable pursuant to
      ------------------------
Section 3.2(b), (ii) Charges payable pursuant to Section 3.3(i), (iii) any Fixed Account Investment Spread payable pursuant to Section 3.3(ii), (iv) any Recapture Payment payable pursuant to Section 9.4, and (v) any Replacement Fee payable pursuant to Section 14.1.

     "Anchor  Quarterly  Reports":  as  defined  in  Section  13.1(e).
      --------------------------

     "Anchor  Statutory  Financial  Statements":  as defined in Section 13.1(e).
      ----------------------------------------

     "Anchor  YRT  Expense  Recovery":  as  defined  in  Section  2.6.
      ------------------------------

     "Anchor  YRT  Reinsurance  Premium  Refund":  as  defined  in  Section 4.6
      -----------------------------------------

     "ANLIC  (Hawaii)":  as  defined  in  the  introductory  paragraph  of  this
      ---------------
Agreement.
      -

     "ANLIC  (Hawaii)  Note":  as  defined  in  Section  4.1.
      ---------------------

     "ANLIC (Hawaii) YRT Retrocession Agreement":  as defined in the recitals to
      -----------------------------------------
this  Agreement.

     "Annuities":  the  (i)  individual  variable  annuity  contracts  and group
      ---------
variable annuity certificates identified in Schedule 2.1, as such contracts and certificates are in effect and are reinsured hereunder from time to time, subject to Section 2.15, and (ii) the other annuity contracts reinsured pursuant to Section 14.1.

     "Annuity  Benefit  Payment":  as  defined  in  Section  5.4.
      -------------------------

     "Annuity  Benefits":  amounts  paid  by  Anchor  on  annuitization under an
      -----------------
Annuity.

     "Benefit Payments":  the amounts paid by Anchor for (i) Death Benefit Claim
      ----------------
Payments, (ii) Total Surrender Payments, (iii) Partial Withdrawal Payments; (iv) Payout Annuity Payments; and (v) Annuity Benefit Payments.

     "Business  Day":  each  day  on  which  (i)  dealings are carried on in the
      -------------
London interbank market, and (ii) all of the following are open for business at their principal offices in the cities designated: (x) Anchor in Los Angeles;
(y) the Custodian in North Quincy, Massachusetts, and (z) the New York Stock Exchange trading floor in New York City.

     "CARVM  Reserve":  the  statutory  Commissioners  Annuity Reserve Valuation
      --------------
Method reserve required to be held by Anchor with respect to the Annuities under the laws of the State of Arizona.

     "Ceding  Commission":  as  defined  in  Section  4.1.
      ------------------

     "CG  YRT  Retrocession  Agreement":  as  defined  in  the  recitals to this
      --------------------------------
Agreement.

     "Change":  as  defined  in  Section  14.7.
      ------

     "Charges":  the charges and deductions relating to the Annuities identified
      -------
in  Schedule  3.3-1  in  the  column  labeled  "Charges."

     "Citibank":  Citibank,  N.A.,  a  national  banking  association.
      --------

     "Code":  the  Internal  Revenue  Code  of  1986,  as  amended.
      ----

     "Collection  Procedures":  those  administration  procedures  specified  in
      ----------------------
Schedule 14.6-1 in effect on the date hereof as modified from time to time in compliance with Section 14.6(c).

     "Collections":  with  respect to any Charge, all cash collections and other
      -----------
cash  proceeds  of each Charge, provided that no amount earned or deemed to have
                                --------
been earned by Anchor on or with respect to any Charges prior to their payment to ANLIC (Hawaii) pursuant to Section 8.4. shall be deemed to be "Collections."

     "Contract  Change":  as  defined  in  Section  14.7.
      ----------------

     "Contractholder":  the  Person  who  is  the  owner  of  an  Annuity.
      --------------

     "Contract  Value":  for  an Annuity, the sum of the Fixed Account Value and
      ---------------
the  Separate  Account  Value.

     "Convention  Statement":  each  annual and quarterly financial statement of
      ---------------------
Anchor as filed with the appropriate Governmental Authority of its state of domicile, as such form may be amended from time to time pursuant to the requirements of such Governmental Authority.

     "Custodian":  State  Street  Bank  and  Trust  Company.
      ---------

     "Death  Benefit  Claim  Payment":  as  defined  in  Section  5.1.
      ------------------------------

     "Death  Benefit Claim":  a claim for death benefits during the accumulation
      --------------------
phase  in  respect  of  an  Annuity.

     "Death  Benefit  Surrender  Value":  the  accumulation value of the Annuity
      --------------------------------
reduced by the surrender charge which would be applicable to the Annuity if the Annuity were surrendered on the same date the death benefit liability is incurred.

     "Department":  the Governmental Authority responsible for the regulation of
      ----------
the  insurance  business  of  Anchor  in  its  state  of  domicile.

     "Determination  Date":  as  defined  in  the  definition  of  Fixed Account
      -------------------
Coverage  Percentage.

     "Effective  Time":  as  defined  in  Section  12.1.
      ---------------

     "Event  of  Recapture":  as  defined  in  Section  16.1.
      --------------------

     "Excess  Fixed  Account  Transfers":  in  the  event that the Fixed Account
      ---------------------------------
Coverage Percentage changes from a zero to a positive number in an Accounting Period, an amount, determined at the end of such Accounting Period, equal to the product of (i) and (ii), where:

     (i)  is  the  Reinsurance  Percentage.

     (ii) equals the amount by which the aggregate Net Fixed Account Transfers for all Annuities from the Determination Date to the end of such Accounting
Period  is  greater  than  zero.

     "Excess  Separate  Account Transfers":  in the event that the Fixed Account
      -----------------------------------
Coverage Percentage changes from a positive number to zero in an Accounting Period, an amount, determined at the end of such Accounting Period, equal to
(ii)  minus  (i),  where:
      -----

     (i)  equals  the  product  of  (x)  and  (y),  where:

     (x) equals the Fixed Account Coverage Percentage at the end of the next preceding Accounting Period.

     (y)  equals  the  Fixed  Account  Values  for  all  Annuities  plus
                                                                    ----

     (ii)  equals the Net Separate Account Transfers for such Accounting Period.

     "Extra-Contractual Liability":  liability (i) arising from the practices of
      ---------------------------
Anchor, its agents or representatives, in the marketing, sale, issuance, cancellation or administration of any Annuity, including, liability arising from advertising claims, errors or omissions relating to annuity information disclosure, engaging in unfair methods of competition or deceptive acts or practices and replacement transactions, (ii) arising from the handling of claims by Anchor, including liability arising from failure by Anchor to settle within the limit of any Annuity, or by reason of alleged or actual negligence or bad faith, failure to exercise good faith or tortious conduct of Anchor in rejecting an offer of settlement or in the preparation of defense or in the trial of any action by or against any Contractholder or Person insured by Anchor or in the preparation or prosecution of an appeal consequent upon such action,

(iii) fine or other statutory penalties assessed against Anchor, its agents or representatives arising from items (i) and (ii), and (iv) consequential, compensatory, exemplary or punitive damages assessed against Anchor, its agents or representatives arising from items (i) and (ii).

     "Fixed  Accounts":  the  accounts  under the Annuities in which amounts are
      ---------------
allocated  to  and  made  part  of  the  general  account  of  Anchor.

     "Fixed  Account Coverage Percentage":  an amount expressed as a percentage,
      ----------------------------------
equal  to  the  greater  of  zero  or  (i)  over  (ii),  where:
                                            ----

     (i)  equals  (x)  the  product  of  (A)  and  (B),  plus  (y)  (C),  where
                                                         ----

     (A) is equal to the Fixed Account Coverage Percentage at the end of next preceding Accounting Period.

     (B) is equal to the Fixed Account Value for all Annuities determined at the end of the Accounting Period, less the Net Fixed Account Transfers for all
                                   ----
Annuities  for  the  Accounting  Period.

     (C) is equal to the Net Fixed Account Transfers for all Annuities for the Accounting Period; and

     (ii) equals the Fixed Account Value for all Annuities determined at the end of the Accounting Period;

provided  that  from the later of (i) the Effective Time, or (ii) the end of the
--------
next Accounting Period in which the Fixed Account Coverage Percentage changes from a positive percentage to zero (the "Determination Date"), the Fixed Account
-                                        ------------------
Coverage Percentage shall remain zero until the end of the next succeeding Accounting Period when the aggregate Net Fixed Account Transfers for all Annuities from the Determination Date to the end of such Accounting Period is greater than zero. The Fixed Account Coverage Percentage will be determined as of the end of each Accounting Period, except that the Fixed Account Coverage
                                          ------
Percentage will be determined as of the end of the next preceding Accounting Period for purposes of (i) determining any Benefit Payment, (ii) calculating the Fixed Account Investment Spread, and (iii) determining the Allowance for Expenses in Section 4.4.

     "Fixed  Account  Credited  CARVM Reserve Interest":  for all Annuities, the
      ------------------------------------------------
interest credited by Anchor on the Reinsurance Percentage of the Transferred Fixed Account CARVM Reserve for all Annuities.

     "Fixed  Account  Investment  Spread":  for all Annuities, the lesser of (i)
      ----------------------------------
the  Fixed  Account  Net Investment Income less the Fixed Account Credited CARVM
                                           ----
Reserve Interest, or (ii) the product of .0152 per annum (computed on the basis of a 360-day year of twelve 30-day months) and the Reinsurance Percentage of the Transferred Fixed Account Value for all Annuities.

     "Fixed  Account  Net Investment Income":  for all Annuities, the sum of all
      -------------------------------------
accrued investment income, including realized capital gains and losses, as reflected in Anchor's Convention Statement and unrealized capital gains and losses, as reflected in Exhibit 4 of Anchor's Convention Statement, actually earned on the Fixed Account Segregated Assets, net of investment expenses.

     "Fixed Account Segregated Assets":  those assets supporting the Reinsurance
      -------------------------------
Percentage of the Transferred Fixed Account CARVM Reserve for all Annuities, segregated by Anchor.

     "Fixed  Account  Transfer":  any amount transferred from a Separate Account
      ------------------------
to  a  Fixed  Account.

     "Fixed Account Value":  for an Annuity, the accumulation value in any Fixed
      -------------------
Account  allocated  to  such  Annuity.

     "Fund":  as  defined  in  Section  14.7.
      ----

     "Fundamental  Investment  Objectives  and  Policies":  the  investment
      --------------------------------------------------
restrictions set forth in the Prospectus dated (i) April 1, 1999 for the Polaris
      ---
variable  annuity under the headings "SunAmerica Series Trust; Trust Highlights;
Q. What are the Portfolio's investment goals and principal investment strategies?," "SunAmerica Series Trust; More Information About the Portfolios," "Anchor Series Trust; Trust Highlights; Q. What are the Portfolio's investment goals and strategies?" and "Anchor Series Trust; More Information About the Portfolios; Investment Strategies," and (ii) January 29, 1999 for the American Pathway II variable annuity under the headings "American Pathway Fund; Fund
Highlights; Q. What are the Series' investment goals and strategies?" and "American Pathway Fund; More Information About the Series; Investment
Strategies,"  each  as  amended  from  time  to  time  pursuant to Section 14.7.

     "GAAP":  generally  accepted  accounting  principles.
      ----

     "Governmental  Authority":  any  nation  or  government, any state or other
      -----------------------
political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

     "Gross  Amounts  Payable":  every  amount payable to ANLIC (Hawaii) and its
      -----------------------
successors and assigns under this Agreement, including the Charges and Collections thereof and the Fixed Account Investment Spread, without regard to the netting provisions set forth in Article VIII of this Agreement.

     "Initial  Accounting  Period":  as  defined  in  Section  8.1.
      ---------------------------

     "Initial  Consideration":  as  defined  in  Section  3.1.
      ----------------------

     "Initial  Reserve  Adjustment":  as  defined  in  Section  6.1.
      ----------------------------

     "Internal  Replacement":  any  instance  in which an Annuity or any portion
      ---------------------
of the cash value of an Annuity is exchanged for another life insurance policy or annuity contract, not reinsured under this Agreement, which is written by Anchor, its Affiliates, successors or assigns.

     "Modco  Benefit  Payments":  as  defined  in  Section  2.3.
      ------------------------

     "Modco  Reinsurance  Premium":  as  defined  in  Section  3.2.
      ---------------------------

     "Modified  Coinsurance  Reserve":  an  amount  equal  to  the  Reinsurance
      ------------------------------
Percentage  of  the  CARVM  Reserve  with  respect  to all Modco Benefit Payment
      -
obligations  of  Anchor.

     "Modified  Coinsurance Reserve Adjustment":  the amount determined pursuant
      ----------------------------------------
to  Section  6.2.

     "Modified  Coinsurance  Reserve Investment Credit":  an amount equal to the
      ------------------------------------------------
sum of (i) the Reinsurance Percentage of the sum of all accrued investment income and capital gains and losses, realized and unrealized, on the assets held by Anchor equal to the CARVM Reserve with respect to the Separate Account Value for all Annuities for the current Accounting Period after deducting all costs, expenses and deductions of Funds and their respective advisors and subcontractors properly allocable to such assets to the extent that same have not been deducted at the Fund level, and (ii) the Fixed Account Credited CARVM Reserve Interest. For the Annuities, the Modified Coinsurance Reserve Investment Credit will be reduced for Charges for the current Accounting Period. The Modified Coinsurance Reserve Investment Credit may be positive, zero or negative.

     "Net  Amount  at Risk":  in the case of a death benefit being payable under
      --------------------
an Annuity during the accumulation phase of an Annuity, an amount, if any, equal to (i) the minimum guaranteed death benefit under such Annuity, less (ii) the
                                                                   ----
Death  Benefit  Surrender  Value  of  such  Annuity.

     "Net Fixed Account Transfers":  for each Accounting Period, an amount equal
      ---------------------------
to the (i) the Fixed Account Transfers for all Annuities for such Accounting Period, over (ii) the Separate Account Transfers for all Annuities for such
         ----
Accounting  Period,  provided  that,  following  any Determination Date, such an
                     --------
amount will be accumulated for all Accounting Periods until the end of the next succeeding Accounting Period when such cumulative amount is greater than zero, and, provided further, that on any Determination Date, the Net Fixed Account
      -----------------
Transfers will be deemed to be equal to the negative of the amount of the Excess Separate Account Transfers, and provided further that, in the event that the
                                    ----------------
Fixed Account Coverage Percentage changes from a zero to a positive number in an Accounting Period, then the Net Fixed Account Transfers will be deemed to be equal to the amount of the Excess Fixed Account Transfers. The amount of Net
Fixed  Account  Transfers  may  be  positive,  zero  or  negative.

     "Net  Fixed  Account  Transfer  CARVM  Reserve  Adjustment":  as defined in
Section  4.7.

     "Net Separate Account Transfers": for each Accounting Period, an amount, not less than zero, equal to the (i) Separate Account Transfers for all Annuities for such Accounting Period, minus (ii) the Fixed Account Transfers for all Annuities for such Accounting Period.

     "Net  Separate  Account  Transfer CARVM Reserve Adjustment":  as defined in
Section  3.4.

     "Obligor":  each  Person  from  whom  Anchor  has  the right to receive any
      -------
Charges  pursuant  to  an  Annuity.

     "Other  Charges":  the  charges  and  deductions  relating  to the Separate
      --------------
Accounts  identified  in  Schedule  3.3-1 in the column labeled "Other Charges."

     "Partial  Withdrawal  Payment":  as  defined  in  Section  5.3.
      ----------------------------

     "Party":  Anchor  or  ANLIC  (Hawaii).
      -----

     "Payment  Date":  the  twenty-third  calendar  day  after  the  end of each
      -------------
Accounting Period if such day falls on a Business Day, if not, then the first Business Day thereafter.

     "Payout  Annuity  Payment":  as  defined  in  Section  5.4.
      ------------------------

     "Person":  an individual, a partnership, a corporation, a limited liability
      ------
company, a trust (including any beneficiary thereof) or other entity, including any unincorporated organization or government or agency or political subdivision thereof. The term "corporation" for the purposes of the preceding sentence shall mean a corporation, joint stock company, business trust or other similar association.

     "Policy  Change":  as  defined  in  Section  14.7.
      --------------

     "Prospectus":  at  any time, the prospectus (as such term is defined in the
      ----------
Securities  Act  of  1933,  as  amended)  under  which  the  Annuities are sold.

     "Recapture  Payment":  as  defined  in  Section  9.4.
      ------------------

     "Recapture  Percentage":  as  defined  in  Section  9.3.
      ---------------------

     "Reinsurance  Percentage":  100  percent,  as  adjusted pursuant to Section
      -----------------------
9.5.

     "Reinsurance  Servicer  Report":  as  defined  in  Section  8.2.
      -----------------------------

     "Replacement  Fee":  as  defined  in  Section  14.1.
      ----------------

     "SAP":  statutory accounting practices prescribed or permitted by the state
      ---
insurance  regulator  of  the  state  of  domicile  of  Anchor.

     "Separate  Account":  each segregated asset account of Anchor identified in
      -----------------
Schedule  2.1  to  which  amounts  under  the Annuities are allocated by Anchor.

     "Separate Account Transfer":  any amount transferred from the Fixed Account
      -------------------------
to  a  Separate  Account.

     "Separate  Account  Value"  for  an  Annuity,  the sum of the values of the
      ------------------------
accumulation  units  in  the  Separate  Account  allocated  to  such  Annuity.

     "Servicer":  as  defined  in  the  Servicing  Agreement.
      --------

     "Standing  Instructions":  the  irrevocable  standing  instructions  in
      ----------------------
substantially  the  form  of  Schedule  13.1-2.
      --

     "Subsidiary":  a  corporation  of  which  more  than 50% of the outstanding
      ----------
capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time capital stock of any class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by Anchor, by Anchor and one or more other Subsidiaries, or by one or more other Subsidiaries.

     "Successor  Servicer":  as  defined  in  the  Servicing  Agreement.
      -------------------

     "SunAmerica":  SunAmerica  Inc.
      ----------

     "Successor  YRT  Retrocession  Agreement":  as  defined  in  Section 2.17.
      ---------------------------------------

     "Terminal  Accounting  and  Settlement":  as  defined  in  Section  10.1.
      -------------------------------------

     "Terminal  Accounting  Date":  as  defined  in  Section  10.2.
      --------------------------

     "Total  Surrender  Payment":  as  defined  in  Section  5.2.
      -------------------------

     "Transferred  Fixed Account Value":  for an Annuity, an amount equal to the
      --------------------------------
product of (i) Fixed Account Coverage Percentage, and (ii) the Fixed Account Value of such Annuity.

     "Transferred  Fixed  Account CARVM Reserve":  for an Annuity, the amount of
      -----------------------------------------
the CARVM Reserve with respect to the Transferred Fixed Account Value of such Annuity.

     "Unearned  Ceding  Commission Amount":  an amount equal to (i) $155,000,000
      -----------------------------------
reduced by (x) the amount of all prior Recapture Payments, and (y) the amount of
 ---------
all prior Unearned Ceding Commission Reduction Amounts, and increased by (ii) an
                                                            ------------
amount equal to the Unearned Ceding Commission Rate per annum on the amount in Item (i) above applied in arrears on Payment Date for the period from and including the later of the Effective Time or the most recent Payment Date to but excluding the Payment Date in which the amount determined under this Item (ii) is applied; provided that, on any Payment Date, the then Unearned Ceding
              --------
Commission Amount will first be increased by the application of Item (ii) above and then reduced for any Unearned Ceding Commission Reduction Amount.

     "Unearned  Ceding Commission Rate":  the percentage rate identified in Item
      --------------------------------
173  of  the  Reinsurance  Servicer  Report.

     "Unearned  Ceding  Commission  Reduction Amount":  the amount identified in
      ----------------------------------------------
Item 182 of the Reinsurance Servicer Report, without regard to any Recapture Payment.
                                       10

     "Waiver  Allowance":  as  defined  in  Section  14.2.
      -----------------

     "YRT  Reinsurance  Premium":  as  defined  in  Section  3.2(c).
      -------------------------

     Section  1.2.  Other  Definitional  Provisions.  (a)  The  headings  of the
                    -------------------------------
sections of this Agreement are solely for convenience of reference and shall not affect the meaning, construction or effect of this Agreement.

     (b) All terms defined in this Agreement shall have the defined meaning when used in any Schedule, certificate or other documents attached hereto or made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used herein, and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.1, and accounting terms partly defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under SAP in effect on the date hereof. To the extent that the definitions of accounting terms are inconsistent with the meanings of such terms under SAP, the definitions contained herein shall control. The term "including" means "including but not limited to."

     (d) Any reference herein to any statute, agreement or document, or any section thereof, shall, unless otherwise expressly provided, be a reference to such statute, agreement, document or section as amended, modified or supplemented (including any successor section) and in effect from time to time.

                                   ARTICLE II

                               General Provisions
                               ------------------

     Section  2.1.  Risks  Reinsured.  ANLIC (Hawaii) will indemnify Anchor for,
                    ----------------
and Anchor will reinsure with ANLIC (Hawaii), according to the terms and conditions hereof, the Benefit Payments under the Annuities.

     Section  2.2.  Coverages  and Exclusions.  Only the Annuities are reinsured
                    -------------------------
under this Agreement. Except for the Net Amount at Risk and except as provided in Article V, all liabilities in respect of the Fixed Accounts are excluded from this Agreement. Liabilities in respect of Separate Account Transfers and Net Fixed Account Transfers are reinsured under this Agreement.

     Section  2.3.  Plan  of  Reinsurance; Modified Coinsurance.  The portion of
                    -------------------------------------------
this indemnity reinsurance with respect to all Benefit Payments other than payments with respect to the Net Amount at Risk portion of Death Benefit Claim Payments with respect to the Annuities (the "Modco Benefit Payments") will be on
                                             -----------------------
a modified coinsurance basis. Anchor will retain, control and own all assets held in relation to the Modified Coinsurance Reserve. ANLIC (Hawaii) agrees to establish a separate account governed by the laws of Hawaii and the obligations of ANLIC (Hawaii) under this Agreement with respect to the Separate Account portion of the Modco Benefit Payments will be obligations of such separate account. Furthermore, the obligations of ANLIC (Hawaii) under this Agreement with respect to the Fixed Account portion of the Modco Benefit Payments will be obligations of the general account of ANLIC (Hawaii). Notwithstanding the preceding two sentences, all the assets of ANLIC (Hawaii) will be available to meet ANLIC (Hawaii)'s obligations under this Agreement.

     Section  2.4.  Plan  of Reinsurance; Yearly Renewable Term.  The portion of
                    -------------------------------------------
this indemnity reinsurance with respect to the Net Amount at Risk portion of Death Benefit Claim Payments with respect to the Annuities will be on a yearly renewable term reinsurance basis.

     Section  2.5.  Expenses.  ANLIC  (Hawaii) will bear no part of the expenses
                    --------
incurred in connection with the Annuities reinsured hereunder, except as specifically provided herein.

     Section  2.6.  Extra-Contractual  Liability.  ANLIC  (Hawaii)  does  not
                    ----------------------------
indemnify Anchor for, and will not be liable for, any Extra-Contractual Liability, provided that ANLIC (Hawaii) shall be liable for costs and expenses
            --------
of Anchor with respect to the same liability for Extra-Contractual Liability of Anchor, its agents and representatives as are indemnified by the reinsurer pursuant to the CG YRT Retrocession Agreement or any Successor YRT Retrocession Agreement but only to the extent payment is actually received by ANLIC (Hawaii) under the CG YRT Retrocession Agreement or any Successor YRT Retrocession Agreement, such payment is actually received by AIC under the ANLIC (Hawaii) YRT Retrocession Agreement and such payment is actually received by ANLIC (Hawaii) under the AIC Retrocession Agreement (the "Anchor YRT Expense Recovery").
                                                 ---------------------------

     Section 2.7.  Annuity Administration.  Anchor will administer the Annuities
                   ----------------------
reinsured hereunder and will perform all accounting for such Annuities, all in accordance with Articles VIII, X, XIV and XV.

     Section  2.8.  Inspection.  At  any  time during normal business hours upon
                    ----------
reasonable notice, ANLIC (Hawaii) and its agents and representatives shall each have the right to inspect, at the principal office of Anchor or such other location as Anchor designates in writing to ANLIC (Hawaii) and its agents and representatives, the original papers and any and all other books or documents relating to or affecting the Annuities and the reinsurance under this Agreement. Neither ANLIC (Hawaii) nor its agents and representatives will use any information obtained through any inspection pursuant to this Section 2.8 for any purpose not relating to the reinsurance hereunder. ANLIC (Hawaii) shall hold all such information derived from such records in confidence and shall not disclose it to any other Person without Anchor's prior written consent.

     Section  2.9.  Taxes.  Premium  taxes  will not be reimbursed in connection
                    -----
with the Annuities reinsured hereunder but are included in the Ceding Commission. ANLIC (Hawaii) will not reimburse or be liable to Anchor for any other taxes payable by Anchor in connection with the Annuities reinsured hereunder. Anchor shall be liable for U.S. federal excise tax, if any, on the Initial Consideration, the Modco Reinsurance Premiums, the YRT Reinsurance Premiums and any other amounts paid by Anchor to ANLIC (Hawaii) under this Agreement.

     Section  2.10.  Proxy  Tax  Reimbursement.  Pursuant  to  Code Section 848,
                     -------------------------
insurance companies are required to capitalize and amortize specified policy acquisition expenses. The amount capitalized is determined by proxy based on a percentage of "net premiums" as defined in the regulations relating to Code
Section 848. ANLIC (Hawaii) will not reimburse or be liable to Anchor for any costs which result from the application of Code Section 848.

     Section 2.11.  Election to Determine Specified Policy Acquisition Expenses.
                    -----------------------------------------------------------
Anchor and ANLIC (Hawaii) agree that the Party with net positive consideration for any tax year under this Agreement will capitalize specified policy acquisition expenses with respect to Annuities reinsured under this Agreement without regard to the general deductions limitation of Code Section 848(c)(1). Anchor and ANLIC (Hawaii) will exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency. Anchor will submit a schedule to ANLIC (Hawaii) by May 1 of each year presenting its calculation of the net consideration for the preceding taxable year. ANLIC (Hawaii) may contest the calculation in writing within 30 days of receipt of Anchor's schedule referred to in the preceding sentence. Any differences will be resolved between the Parties so that consistent amounts are reported on the respective tax returns for the preceding taxable year. This election to capitalize specified policy acquisition expenses without regard to the general deductions limitation is effective for all taxable years during which this Agreement remains in effect.

     Section 2.12.  Condition.  The reinsurance hereunder is subject to the same
                    ---------
limitations and conditions as the Annuities which are reinsured hereunder, except as otherwise provided in this Agreement.

     Section  2.13.  Misunderstandings  and  Oversights.  If  any failure to pay
                     ----------------------------------
amounts due or to perform any other act required by this Agreement is unintentional and caused by misunderstanding or oversight, Anchor and ANLIC (Hawaii) will promptly adjust the situation to what it would have been had the misunderstanding or oversight not occurred.

     Section  2.14.  Adjustments.  If  Anchor's  liability  under  any  of  the
                     -----------
Annuities is changed because of a misstatement of age, sex or any other material fact, ANLIC (Hawaii) will (i) assume that portion of any increase in Anchor's liability resulting from the change which corresponds to the Reinsurance Percentage of the risks reinsured under the Annuities hereunder, and (ii) receive credit for that portion of any decrease in Anchor's liability resulting from the change which corresponds to the Reinsurance Percentage of the risks reinsured under the Annuities hereunder.

     Section  2.15.  Reinstatements.  If  an  Annuity  is  surrendered  and  is
                     --------------
subsequently reinstated while this Agreement is in effect, the reinsurance for such Annuity will not be reinstated. If an Annuity is surrendered, or is annuitized and is not reinsured under Section 5.4, then such contract shall no longer be deemed to be an "Annuity" for purposes of this Agreement.

     Section  2.16.  Currency.  All  of  the  provisions  of  this Agreement are
                     --------
expressed in terms of United States dollars and all amounts shall be paid in United States funds in same day funds.

     Section  2.17  Maintenance  of CG YRT Retrocession Agreement; Successor YRT
                    ------------------------------------------------------------
Retrocession  Agreement.   (a)  ANLIC  (Hawaii)  has  entered  into  and  will
 ----------------------
maintain in effect the CG YRT Retrocession Agreement until all obligations of ANLIC (Hawaii) hereunder have terminated, provided that:
                                               --------

     (i) If the insurer financial strength rating assigned by Standard & Poor's Rating Services or Moody's Investors Service of the reinsurer under the CG YRT Retrocession Agreement (or the reinsurer under a Successor YRT Retrocession Agreement entered into pursuant to this Section 2.17(a)), to the extent so rated, drops below BBB- or Baa3, respectively, then (x) Anchor may, and if such a successor reinsurer is available, shall (A) designate a successor reinsurer to replace the reinsurer under the CG YRT Retrocession Agreement) that has an insurer financial strength rating assigned by Standard & Poor's Rating Services and Moody's Investors Service of a least A and that will provide reinsurance on substantially the same terms and conditions as the CG YRT Retrocession Agreement (the "Successor YRT Retrocession Agreement"), and (B) instruct ANLIC (Hawaii) in
      ------------------------------------
writing to terminate the CG YRT Retrocession Agreement (or such Successor YRT Retrocession Agreement) and enter into the Successor YRT Retrocession Agreement (or a new Successor YRT Retrocession Agreement), and (y) ANLIC (Hawaii) shall so terminate the CG YRT Retrocession Agreement (or such Successor YRT Retrocession Agreement) and enter into the Successor YRT Retrocession Agreement.

     (ii) During any period that ANLIC (Hawaii) may terminate the CG YRT Retrocession Agreement (or any Successor YRT Retrocession Agreement) without breach thereunder and enter into a Successor YRT Retrocession Agreement, then
(x) Anchor may (A) designate a successor reinsurer to replace the reinsurer under the CG YRT Retrocession Agreement (or such Successor YRT Retrocession Agreement) that has an insurer financial strength rating assigned by Standard & Poor's Rating Services and Moody's Investors Service of a least A and that will enter into a Successor YRT Retrocession Agreement, and (B) instruct ANLIC (Hawaii) in writing to terminate the CG YRT Retrocession Agreement (or such Successor YRT Retrocession Agreement) and enter into the Successor YRT Retrocession Agreement, and (y) ANLIC (Hawaii) shall so terminate the CG YRT Retrocession Agreement (or such Successor YRT Retrocession Agreement) and enter into the Successor YRT Retrocession Agreement.

     (b) Anchor shall act as the agent of ANLIC (Hawaii) with respect to the CG YRT Retrocession Agreement and any Successor YRT Retrocession Agreement to the extent expressly provided therein, and ANLIC (Hawaii) shall have the right to cause Anchor to take such actions and maintain in effect such practices of Anchor as are expressly provided by the CG YRT Retrocession Agreement and any Successor YRT Retrocession Agreement or in this Agreement.

     (c) ANLIC (Hawaii) shall have the right pursuant to the CG YRT Retrocession Agreement or any Successor YRT Retrocession Agreement to delegate to the reinsurer thereunder ANLIC (Hawaii)'s right of access to Anchor records, to the extent such records directly pertain to the CG YRT Retrocession Agreement and any Successor YRT Retrocession Agreement.

     (d) ANLIC (Hawaii) hereby assigns its rights and delegates its duties to Anchor with regard to arbitration against the reinsurer under the CG YRT Retrocession Agreement or any Successor YRT Retrocession Agreement. Anchor hereby accepts such assignment and delegation. Anchor shall conduct any arbitration within its sole discretion and shall (i) have full power and right to prosecute, settle or abandon any such dispute, and (ii) bear all costs of arbitration incurred by it.

     (e) To the extent that ANLIC (Hawaii) is obligated to indemnify, defend and hold harmless the reinsurer under the CG YRT Retrocession Agreement or any Successor YRT Retrocession Agreement (other than for liability with respect to the Net Amount at Risk under the Annuities), Anchor shall so indemnify, defend and hold harmless ANLIC (Hawaii).

     (f) To the extent that ANLIC (Hawaii) is obligated to prepare and deliver accounting and premium reports under the CG YRT Retrocession Agreement or any Successor YRT Retrocession Agreement, Anchor or its agent or representative shall prepare and deliver such reports in the form and by the time required under the CG YRT Retrocession Agreement or any Successor YRT Retrocession
Agreement,  as  the  case  may  be.

                                   ARTICLE III

                               Payments by Anchor
                               ------------------

     Section  3.1.  Initial  Consideration.  At  the Effective Time, Anchor will
                    ----------------------
pay ANLIC (Hawaii) an initial consideration equal to 100 percent of the Modified Coinsurance Reserve calculated as of August 1, 1999 (the "Initial
                                                                   -------
Consideration").

     Section  3.2.  Modco  Reinsurance  Premiums; Recapture Fee; YRT Reinsurance
                    ------------------------------------------------------------
Premiums.  (a)  Anchor  will  pay  ANLIC  (Hawaii)  reinsurance  premiums on all
  ------
Annuities  in  effect  under this Agreement in an amount equal to the sum of (i)
  ----
the Reinsurance Percentage of that portion of the gross deposits and premiums collected by Anchor during an Accounting Period which are to be allocated to the Separate Accounts for the Annuities, and (ii) the Reinsurance Percentage of the Fixed Account Coverage Percentage of that portion of the gross deposits and premiums collected by Anchor during an Accounting Period which are to be allocated to the Fixed Accounts for the Annuities (the "Modco Reinsurance
                                                               -----------------
Premium").
      -

     (b) Anchor will also pay ANLIC (Hawaii) an amount equal to any recapture fee payable by ANLIC (Hawaii) under the CG YRT Retrocession Agreement or any Successor YRT Retrocession Agreement.

     (c)  Included  in  the  amount  payable  by  Anchor to ANLIC (Hawaii) under
Section 3.3 is an amount equal to the actual reinsurance premium required to be paid from time to time by ANLIC (Hawaii) under the CG YRT Retrocession Agreement or any Successor YRT Retrocession Agreement, including any interest due with respect thereto (the "YRT Reinsurance Premium").
                         -------------------------

     Section  3.3.  Payment  of  Charges  and  Fixed  Account Investment Spread.
                    -----------------------------------------------------------
Anchor will pay to ANLIC (Hawaii) (i) the Reinsurance Percentage of all Charges for all Annuities, and (ii) the Fixed Account Investment Spread if such amount is a positive amount.

     Section  3.4.  Net  Separate  Account  Transfer  CARVM Reserve Adjustment.
                    ----------------------------------------------------------

In the event that (i) the Fixed Account Coverage Percentage is zero, and (ii) Net Separate Account Transfers is greater than zero, then Anchor will pay to ANLIC (Hawaii) an amount equal to the Reinsurance Percentage of the CARVM Reserve with respect to Net Separate Account Transfers (the "Net Separate
                                                                    ------------
Account  Transfer  CARVM  Reserve Adjustment"), provided that, in the event that
      --------------------------------------    --------
the Fixed Account Coverage Percentage changes from a positive number to zero in an Accounting Period, then the Net Separate Account Transfer CARVM Reserve Adjustment shall be deemed to be an amount equal to the Reinsurance Percentage of the CARVM Reserve with respect the Excess Separate Account Transfers.

                                   ARTICLE IV

              Payments by ANLIC (Hawaii): Commissions and Expenses
              ----------------------------------------------------

     Section  4.1.  Ceding Commission.  At the Effective Time and simultaneously
                    -----------------
with the payment of the Initial Consideration, ANLIC (Hawaii) will pay a ceding commission (the "Ceding Commission") to Anchor by delivery of a note in the
                   ------------------
principal amount of $155,000,000 in the form attached hereto as Schedule 4.1, with such changes therein as the Parties may agree upon prior to the Effective
Time  (the  "ANLIC  (Hawaii)  Note").
             ---------------------

     Section  4.2.  Premium  Tax.  ANLIC (Hawaii) shall not reimburse Anchor for
                    ------------
any  premium  taxes  on  the  Modco  Reinsurance Premiums or the YRT Reinsurance
Premiums;  these  costs  are  included  in  the  Ceding  Commission.

     Section  4.3.  Allowance  for  Commissions.  ANLIC  (Hawaii) will reimburse
                    ---------------------------
Anchor for all the Reinsurance Percentage of commissions (other than trail commissions) incurred on the Modco Reinsurance Premiums. Reimbursement of trail commissions on the Annuities is included in the amount paid under Section 4.4(i). No commission reimbursement shall be made for amounts paid by Anchor to ANLIC (Hawaii) or ANLIC (Hawaii) to Anchor for Separate Account Transfers or
Fixed Account Transfers. Schedule 4.3 shows the commission schedules for the Annuities reinsured hereunder as of August 1, 1999.

     Section 4.4.  Allowance for Expenses.  ANLIC (Hawaii) will pay to Anchor as
                   ----------------------
reimbursement for servicing the Annuities pursuant to Section 2.7 and for managing the assets in the Separate Accounts pursuant to Section 2.3, (i) the sum of (x) an amount equal to the product of the Reinsurance Percentage times 13 basis points per anum of the sum of (A) the aggregate average daily Separate Account Value of all Annuities, and (B) the aggregate Transferred Fixed Account Values of all Annuities determined at the end of the Accounting Period less the
                                                                        ----
Fixed Account Coverage Percentage of any Fixed Account Transfers for the Accounting Period plus the Fixed Account Coverage Percentage of any Separate
                    ----
Account Transfers for the Accounting Period, and (y) the greater of (A) an amount equal to the product of the Reinsurance Percentage times 13 basis points per anum of the sum of (xx) the aggregate average daily Separate Account Value of all Annuities, and (yy) the aggregate Transferred Fixed Account Values of all Annuities determined at the end of the Accounting Period less the Fixed Account
                                                          ----
Coverage Percentage of any Fixed Account Transfers for the Accounting Period plus the Fixed Account Coverage Percentage of any Separate Account Transfers for
   -
the Accounting Period, or (B) $55.00 for each Annuity per anum, and (ii) the

Reinsurance  Percentage  of  the amount of the Other Charges, provided, however,
                                                              --------  -------
that in the event that a Successor Servicer is appointed pursuant to the Servicing Agreement and the Department approves a lower amount to be paid to Anchor by virtue of the responsibilities then being performed by the Successor Servicer, the amount payable to Anchor pursuant to Section 4.4(i) shall be the product of the Reinsurance Percentage times the lower amount approved by the Department.

     Section  4.5.  Anchor  YRT  Expense  Recovery.  ANLIC  (Hawaii) will pay to
                    ------------------------------
Anchor the Anchor YRT Expense Recovery but only to the extent actually received under the AIC Retrocession Agreement.

     Section  4.6.  Anchor  YRT  Reinsurance  Premium Refund.  In the event that
                    ----------------------------------------
(i)  the YRT Reinsurance Premium is less than (ii) an amount equal to the sum of
(x) 8 basis points per annum of the Reinsurance Percentage of the aggregate average daily Separate Account Values of all Annuities, and (y) 8 basis points per annum (computed on the basis of a 360-day year of twelve 30-day months) of the Reinsurance Percentage of the Transferred Fixed Account Values of all Annuities, then ANLIC (Hawaii) will pay Anchor and amount equal to (ii) less (i)
                                                                        ----
(the  "Anchor  YRT  Reinsurance  Premium  Refund").
       -----------------------------------------

     Section  4.7.  Net Fixed Account Transfer CARVM Reserve Adjustment.  In the
                    ---------------------------------------------------
event that (i) the Fixed Account Coverage Percentage is zero, and (ii) Net Fixed Account Transfers is greater than zero, then ANLIC (Hawaii) will pay to Anchor an amount equal to the Reinsurance Percentage of the CARVM Reserve with respect to Net Fixed Account Transfers (the "Net Fixed Account Transfer CARVM Reserve
                                        ----------------------------------------
Adjustment"),  provided  that,  in  the  event  that  the Fixed Account Coverage
  --------     --------
Percentage  changes  from  a  zero to a positive number in an Accounting Period,
  ----
then  the Net Fixed Account Transfer CARVM Reserve Adjustment shall be deemed to
  -
be an amount equal to the Reinsurance Percentage of the CARVM Reserve with respect the Excess Fixed Account Transfers.

     Section  4.8.  Negative Fixed Account Investment Spread.  In the event that
                    ----------------------------------------
the Fixed Account Investment Spread is negative, ANLIC (Hawaii) will pay Anchor the absolute value of such amount.

                                    ARTICLE V

                  Payments by ANLIC (Hawaii): Benefit Payments
                  --------------------------------------------

     Section 5.1.  Death Benefit Claim.  ANLIC (Hawaii)'s obligation for a Death
                   -------------------
Benefit Claim paid by Anchor on an Annuity reinsured hereunder will be satisfied in full by the payment to Anchor of the sum of (i) an amount equal to the Reinsurance Percentage of the CARVM Reserve with respect to the Separate Account Value of such Annuity, (ii) an amount equal to the Reinsurance Percentage of the Transferred Fixed Account CARVM Reserve with respect to such Annuity, and (iii) the Net Amount at Risk with respect to such Annuity, each determined as of the date the Death Benefit Claim is determined under such Annuity (the "Death
                                                                           -----
Benefit  Claim  Payment").
      -----------------

     Section  5.2.  Total  Surrender.  On  a  complete  surrender  by  the
                    ----------------
Contractholder of an Annuity during the accumulation phase of such Annuity, ANLIC (Hawaii) will pay Anchor the Reinsurance Percentage of the sum of (i) the Separate Account Value, and (ii) the Transferred Fixed Account Value of such Annuity, as paid by Anchor on an Annuity reinsured hereunder adjusted for any required market value adjustment under such Annuity, each less any applicable
                                                             ----
charges  and  deductions  (the  "Total  Surrender  Payment").
                                 -------------------------

     Section  5.3.  Partial  Withdrawal.  On  a withdrawal by the Contractholder
                    -------------------
under an Annuity during the accumulation phase of such Annuity of part but not all of the Separate Account Value or Fixed Account Value, ANLIC (Hawaii) will pay Anchor the Reinsurance Percentage of the sum of (i) such partial withdrawal in respect of the Separate Account Value, if any, and (ii) such partial withdrawal in respect of the Transferred Fixed Account Value, if any, as paid by Anchor on an Annuity reinsured hereunder adjusted for any required market value adjustment under such Annuity, each less any applicable charges and deductions
                                      ----
(the  "Partial  Withdrawal  Payment").
       -----------------------------

     Section  5.4.  Payout  Annuity Payment; Annuity Benefit Payment.  (a) ANLIC
                    ------------------------------------------------
(Hawaii) will be liable for the Reinsurance Percentage of its portion (described below) of Annuity Benefits made on an Annuity reinsured hereunder if the Annuity Benefits are based on the fixed settlement options at terms guaranteed in such Annuity at the time of issue of such Annuity (the "Payout Annuity Payment"),
                                                       ----------------------
provided  that  ANLIC (Hawaii) shall not be so liable if and to the extent that,
   -----
prior to or upon receiving notice of the decision by a Contractholder to choose such settlement option, Anchor notifies ANLIC (Hawaii) that it has elected to recapture such Annuity upon the effective date of such settlement option, at which time such Annuity will be considered surrendered and ANLIC (Hawaii)'s obligation for Annuity Benefits paid by Anchor on such an Annuity reinsured hereunder  will  be  satisfied  in  full by the payment to Anchor of the Annuity
Benefit Payment (as defined in Section 5.4(b)) therefore. The notice of election to recapture by Anchor referred to in the preceding sentence may provide that it applies to one or more Annuities or all the Annuities and may recite that the election to recapture will remain in effect until written notice is given by Anchor to ANLIC (Hawaii) revoking the prior election to recapture, in whole or in part with respect to future Annuity Benefits made on an Annuity reinsured hereunder. In the event that ANLIC (Hawaii) is liable for the Reinsurance Percentage of its portion of Annuity Benefits under this Section 5.4(a), then such portion shall be a percentage equal to (i) the Reinsurance Percentage of the sum of (x) the Separate Account Value of such Annuity and (y) the Transferred Fixed Account Value of such Annuity adjusted for any required market value adjustment under such Annuity, each less any applicable charges and
                                                 ----
deductions (but not premium taxes), divided by (ii) the Contract Value of such Annuity adjusted for any required market value adjustment under such Annuity, each less any applicable charges and deductions (but not premium taxes), each
      ----
determined as of the date the proceeds of such Annuity are applied to purchase Annuity Benefits.

     (b) ANLIC (Hawaii) will not be liable for the reinsurance of an Annuity annuitizing at terms more favorable than those guaranteed at the time of issue of such Annuity. In the event that Anchor allows annuitization at terms more favorable than those guaranteed in an Annuity at the time of issue of such Annuity, such Annuity will be considered surrendered and ANLIC (Hawaii)'s obligation for Annuity Benefits paid by Anchor on such an Annuity reinsured hereunder will be satisfied in full by the payment to Anchor of the "Annuity Benefit Payment," which shall be an amount
                              -----------------------
equal to the Reinsurance Percentage of the sum of (i) the Separate Account Value of such Annuity, and (ii) the Transferred Fixed Account Value of such Annuity adjusted for any required market value adjustment under such Annuity, each less
                                                                            ----
any applicable charges and deductions, determined as of the date the proceeds of such Annuity are applied to pay for the Separate Account and Fixed Account amounts applied to purchase Annuity Benefits.

     Section  5.5.  Claims Settlements.  The procedures for settlement of claims
                    ------------------
under this Agreement with respect to the Annuities shall conform to the procedures set forth in the CG YRT Retrocession Agreement (including Article VII thereunder) or any Successor YRT Retrocession Agreement so that ANLIC (Hawaii) may comply with all claim settlement procedures under the CG YRT Retrocession Agreement or any Successor YRT Retrocession Agreement. ANLIC (Hawaii) will accept the decision of Anchor with respect to Benefit Payments on Annuities reinsured hereunder. Except as specifically provided in this Agreement or otherwise provided under the Annuities reinsured hereunder, ANLIC (Hawaii) will pay the Benefit Payments in a lump sum to Anchor. Anchor must determine all Death Benefit Claims within the period of time specified under the CG YRT Retrocession Agreement or any Successor YRT Retrocession Agreement.

     Section  5.6.  Contested  Death  Benefit  Claims.  Anchor  hereby grants to
                    ---------------------------------
ANLIC (Hawaii) the same rights the reinsurer has under the CG YRT Retrocession Agreement (including Articles VII and X thereunder) or any Successor YRT Retrocession Agreement with respect to ANLIC (Hawaii) with respect to contested Death Benefit Claims. Such rights may be delegated by ANLIC (Hawaii) to such reinsurer.

                                   ARTICLE VI

                               Reserve Adjustments
                               -------------------

     Section  6.1.  Initial Reserve Adjustment.  Simultaneously with the payment
                    --------------------------
of the Initial Consideration by Anchor to ANLIC (Hawaii) at the Effective Time, ANLIC (Hawaii) will pay Anchor an initial reserve adjustment in an amount that is equal to the Modified Coinsurance Reserve determined as of August 1, 1999 (the "Initial Reserve Adjustment").
       ----------------------------

     Section  6.2.  Modified  Coinsurance  Reserve Adjustment.  (a) The Modified
                    -----------------------------------------           --------
Coinsurance  Reserve  Adjustment"  will  be  computed  as  of  the  end  of each
  ------------------------------
Accounting  Period  equal  to  the  result  of (i) less (ii) less (iii), where:
  -------                                          ----      ----

     (i) equals the Modified Coinsurance Reserve determined at the end of such Accounting Period;

     (ii) equals the Modified Coinsurance Reserve determined at the end of the preceding Accounting Period; and

     (iii) equals the Modified Coinsurance Reserve Investment Credit determined as of the end of such Accounting Period.

     (b)  For  any  Accounting  Period  in which the amount computed in Section

6.2(a) is positive, ANLIC (Hawaii) will pay Anchor the absolute value of such amount. For any Accounting Period in which the amount computed in Section 6.2(a) is negative, Anchor will pay ANLIC (Hawaii) the absolute value of such amount.

                                   ARTICLE VII

                                   [Reserved]
                                   ----------

                                  ARTICLE VIII

                           Accounting and Settlements
                           --------------------------

     Section  8.1.  Monthly  Accounting  Periods.  Each  accounting period under
                    ----------------------------
this  Agreement  (an "Accounting Period") will be a calendar month, except that:
                      -----------------
(i) the initial Accounting Period runs from August 1, 1999 through August 31, 1999 (the "Initial Accounting Period"), and (ii) the final Accounting Period
             ---------------------------
runs from the end of the preceding Accounting Period until the Terminal Accounting Date.

     Section  8.2.  Reinsurance Servicer Reports.  A servicer report in the form
                    ----------------------------
attached  hereto  as  Schedule  8.2  (the "Reinsurance Servicer Report") will be
                                           ---------------------------
provided by the Servicer to ANLIC (Hawaii) and Anchor for each Accounting Period as provided in the Servicing Agreement not later than two Business Days prior to the Payment Date immediately following such Accounting Period.

     Section  8.3.  Initial  Settlement.  At  the  Effective  Time:
                    -------------------

     (i) Anchor will settle its obligation to pay ANLIC (Hawaii) the Initial Consideration.

     (ii) ANLIC (Hawaii) will settle its obligation to pay Anchor: (x) the Initial Reserve Adjustment, and (y) the Ceding Commission.

     (iii) A settlement as provided in Section 8.4 will be computed for the Initial Accounting Period for each calendar month thereof.

     Section  8.4.  Monthly  Settlements.  (a)  On or prior to each Payment Date
                    --------------------
immediately following each monthly Accounting Period, Anchor will settle its obligation to pay ANLIC (Hawaii) for such Accounting Period the sum of:

     (i) the Modco Reinsurance Premiums, determined in accordance with Section 3.2(a); plus
         ----

     (ii) any Net Separate Account Transfer CARVM Reserve Adjustment, determined in accordance with Section 3.4; plus
                                     ----

     (iii) any Modified Coinsurance Reserve Adjustment payable to ANLIC (Hawaii), determined in accordance with Section 6.2; plus
                                                            ----

     (iv)  the  Anchor  Payment  Amounts.

     (b) Simultaneously with the payments in Section 8.4(a), ANLIC (Hawaii) will settle its obligation to pay Anchor the sum of:

     (i)  the  amount  of  Benefit  Payments,  as  described  in Article V; plus
                                                                            ----

     (ii) the Allowance for Commissions, determined in accordance with Section 4.3; plus
      ----

     (iii) the Allowance for Expense, determined in accordance with Section 4.4; plus
----

     (iv) the Anchor YRT Reinsurance Premium Refund, if any, determined in accordance with Section 4.6; plus
                                 ----

     (v) any Net Fixed Account Transfer CARVM Reserve Adjustment, determined in accordance with Section 4.7; plus
                                 ----

     (vi)  any  amount  determined  in  accordance  with  Section  4.8;  plus
                                                                         ----

     (vii)  any  Modified  Coinsurance  Reserve  Adjustment  payable  to Anchor, determined  in  accordance  with  Section  6.2;  plus
                                                 ----

     (viii)  any  Anchor  YRT  Expense  Recovery.

     Section  8.5.  Amounts  Due.  Except  as  provided  in  Section  8.9 and as
                    ------------
otherwise specifically provided in this Agreement, all amounts due to be paid to either Anchor or ANLIC (Hawaii) under this Agreement will be determined on a net basis as of the last day of each monthly Accounting Period and will be due as of such date and payable on or prior to the Payment Date immediately following such Accounting Period.

     Section  8.6.  Annual  Accounting  Reports.  Anchor  will  provide  ANLIC
                    ---------------------------
(Hawaii) with annual accounting reports within 30 days after the end of the calendar year for which such reports are prepared. These reports will contain sufficient information about the portion of all Annuities reinsured hereunder to enable ANLIC (Hawaii) to prepare its annual financial reports and to verify the information reported in Anchor annual financial reports relating to the portion of all Annuities reinsured hereunder.

     Section  8.7.  Estimations.  If  the  amounts  under  Section 8.4 cannot be
                    -----------
precisely determined by the date described in Section 8.5, such payments will be paid in accordance with a formula mutually agreed upon by the Parties in writing which will approximate the actual payments. Adjustments will then be made to reflect actual amounts promptly after they become available.

     Section  8.8.  Delayed  Payments.  Interest  shall  accrue  on  the amounts
                    -----------------
payable under Sections 8.4, 9.4 and 14.1 at the Alternate Base Rate, payable on demand, provided that (i) interest shall not accrue on the amounts payable by
         --------
ANLIC (Hawaii) to Anchor relating to reinsurance of the Fixed Account of all Annuities under this Agreement for any Accounting Period until ANLIC (Hawaii) receives a Reinsurance Servicer Report for the settlement of amounts relating to reinsurance of the Fixed Account of all Annuities under this Agreement for such Accounting Period, and (ii) interest shall accrue on the amounts payable by Anchor to ANLIC (Hawaii) relating to reinsurance of the Fixed Account of all Annuities under this Agreement beginning August 1, 1999 unless ANLIC (Hawaii) receives the Reinsurance Servicer Reports for the settlement of amounts relating to reinsurance of the Fixed Account of all Annuities under this Agreement for all Accounting Periods from the Effective Time to the end of the Accounting Period ending November 30, 1999 within two Business Days prior to the Payment Date immediately following the Accounting Period ending November 30, 1999.

     Section  8.9.  Form  of Payment; Offset.  Each Party hereto shall have, and
                    ------------------------
may exercise at any time and from time to time, the right to offset any balance or balances due from such Party to the other Party under this Agreement. The Party asserting the right of offset shall have and may exercise such right whether the balance or balances due or to become due to such Party from the other Party are on account of indemnity payments, reinsurance premiums, allowances, commissions or otherwise and regardless of the capacity, whether as assuming reinsurer or as ceding company, in which each Party acted under the agreement or, if more than one, the different agreements involved. The application of this Section 8.9 shall not be deemed to constitute diminution in the event of insolvency.

                                   ARTICLE IX

                             Duration and Recapture
                             ----------------------

     Section  9.1.  ANLIC (Hawaii)'s Liability.  The liability of ANLIC (Hawaii)
                    --------------------------
with respect to any Annuity will begin simultaneously with that of Anchor or as of 12:01 a.m., Los Angeles, California local time, August 1, 1999, whichever occurs later. ANLIC (Hawaii)'s liability with respect to each Annuity will terminate on the earliest of (i) the date such Annuity is recaptured in full in accordance with Section 9.3, (ii) the date Anchor's liability on such Annuity is terminated, (iii) the date this Agreement is terminated in accordance with
Section  9.2,  or (iv) the date such Annuity is recaptured in full under Section
14.1. Termination of ANLIC (Hawaii)'s liability under clause (i) or (iii) of the preceding sentence is subject to payments in respect of such liability in accordance with the provisions of Article X.

     Section  9.2.  Termination.  (a)  If  an  Event  of Recapture exists, ANLIC
                    -----------
(Hawaii) may terminate this Agreement on no less than 5 day's prior written notice to Anchor.

     (b) This Agreement shall terminate automatically on the earlier of (i) the close of business on September 30, 1999 if the Effective Time has not yet occurred, and (ii) the date that ANLIC (Hawaii)'s liability terminates with respect to all Annuities.

     (c) Anchor may terminate this Agreement on prior written notice to ANLIC (Hawaii) on or after the date the Unearned Ceding Commission Amount is reduced to zero.

     (d) Prior to the date the Unearned Ceding Commission Amount is reduced to zero, this Agreement may be terminated by the mutual written agreement of Anchor and ANLIC (Hawaii).

     (e) The obligation of Anchor to pay the Anchor Payment Amounts to ANLIC (Hawaii) in accordance with this Agreement shall survive the termination of this Agreement pursuant to Section 9.2(a) until all obligations of Anchor under this Agreement, including the obligation to pay Recapture Payments pursuant to
Section  9.4,  have  been  satisfied.

     Section  9.3.  Recapture.  (a)  Anchor may at any time recapture all or any
                    ---------
percentage  (the  "Recapture  Percentage")  of  the  risks  reinsured  under the
                   ---------------------
Annuities  upon  not less than 10 days' prior written notice to ANLIC (Hawaii).

     (b) Any notice given pursuant to Section 9.3(a) shall specify the Recapture Percentage.

     (c) In the event that ANLIC (Hawaii) does not pay the entire amount due under the ANLIC (Hawaii) Note by September 15, 1999, then Anchor may recapture a Reinsurance Percentage of 100% of the risks reinsured under the Annuities as of August 1, 1999 upon delivery of the ANLIC (Hawaii) Note to ANLIC (Hawaii), without any additional payment by Anchor.

     Section  9.4.  Recapture Payment.  If this Agreement is terminated by ANLIC
                    -----------------
(Hawaii) pursuant to Section 9.2(a) or if any portion of the Annuities are recaptured pursuant to Section 9.3(a), Anchor shall, on the effective date of such termination or recapture, remit by wire transfer to ANLIC (Hawaii) an amount (the "Recapture Payment") equal to the sum of a notional amount
               ------------------
determined  by  multiplying  the  Recapture  Percentage  by  the Unearned Ceding
Commission Amount on the effective date of termination or recapture (in the event of a termination, the Recapture Percentage shall be 100%).

     Section 9.5.  Reduction of Reinsurance Percentage.  Upon the effective date
                   -----------------------------------
of any recapture in which the Recapture Percentage is less than 100%, the Reinsurance Percentage shall be reduced to that percentage equal to the product of (i) 100% less the Recapture Percentage, and (ii) the Reinsurance Percentage
              ----
in  effect  immediately  before  such  recapture.

     Section  9.6.  No Deemed Recapture.  No transaction pursuant to Section 5.4
                    -------------------
shall  be  deemed  to  be  a  recapture  pursuant  to  this  Article  IX.

                                    ARTICLE X

                       Terminal Accounting and Settlement
                       ----------------------------------

     Section  10.1.  Terminal  Accounting.  In  the event that this Agreement is
                     --------------------
terminated in accordance with Section 9.2, all reinsurance under this Agreement is recaptured in accordance with Section 9.3, or the Parties mutually agree to terminate this Agreement, a final accounting and settlement (the "Terminal
                                                                        --------
Accounting and Settlement") will take place in accordance with the provisions of
     --------------------
this Article X. Article X of this Agreement will remain in effect following termination until all obligations under Article X are satisfied in full.

     Section 10.2.  Date.  The terminal accounting date will be the earliest of:
                    ----
(i) the effective date of recapture pursuant to any notice of 100% recapture given under this Agreement, (ii) the effective date of termination pursuant to any notice of termination given under this Agreement, or
(iii)  or  any  other  date  mutually  agreed  to by the Parties in writing (the
"Terminal  Accounting  Date").
      ---------------------

     Section  10.3.  Settlement.  The  Terminal  Accounting  and Settlement will
                     ----------
consist  of:

     (i) the monthly settlement as provided in Section 8.4, computed as of the Terminal Accounting Date as if this Agreement were still in effect;

     (ii) payment by Anchor to ANLIC (Hawaii) of a terminal reserve equal to the Modified Coinsurance Reserve as of the Terminal Accounting Date; and

     (iii) payment by ANLIC (Hawaii) to Anchor of a terminal reserve adjustment equal to the Modified Coinsurance Reserve as of the Terminal Accounting Date.

If the calculation of the Terminal Accounting and Settlement produces an amount owing to Anchor, such amount will be paid by ANLIC (Hawaii) to Anchor. If the calculation of the Terminal Accounting and Settlement produces an amount owing to ANLIC (Hawaii), such amount will be paid by Anchor to ANLIC (Hawaii).

     Section 10.4.  Supplementary Accounting and Settlement.  In the event that,
                    ---------------------------------------
subsequent to the Terminal Accounting and Settlement as provided above, a change is made with respect to any amounts due, a supplementary accounting will be made by Anchor in the form of an accounting of the items specified in Section 10.3. Any amount owed to Anchor or to ANLIC (Hawaii) by reason of such supplementary accounting will be paid promptly upon the completion thereof.

                                   ARTICLE XI

                                   Insolvency
                                   ----------

     Section  11.1.  In  General.  In  the  event  of  Anchor's  insolvency, any
                     -----------
payments due Anchor from ANLIC (Hawaii) pursuant to the terms of this Agreement will be made directly to Anchor or its liquidator, receiver or statutory successor. The reinsurance will be payable by ANLIC (Hawaii) on the basis of the liability of Anchor under the Annuities reinsured without diminution because of the insolvency of Anchor. The liquidator, receiver or statutory successor of Anchor will give ANLIC (Hawaii) written notice of the pendency of a claim against Anchor on any Annuity reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of any such claim, ANLIC (Hawaii) may investigate such claim and interpose in Anchor's name (or in the name of Anchor's liquidator, receiver or statutory successor), in the proceeding where such claim is to be adjudicated, any defense or defenses which ANLIC (Hawaii) may deem available to Anchor or its liquidator, receiver or statutory successor. The expense thus incurred by ANLIC (Hawaii) will be chargeable, subject to court approval, against Anchor as a part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to Anchor solely as a result of the defense undertaken by ANLIC (Hawaii).

                                   ARTICLE XII

                          Conditions to Effective Time
                          ----------------------------

     Section  12.1.  Effective  Time.  The  obligation  of  ANLIC  (Hawaii)  to
                     ---------------
reinsure the Annuities and to perform its obligations hereunder relating thereto shall take effect as of August 1, 1999 at the time, which must occur prior to the close of business on September 30, 1999, at which all of the conditions set forth in Sections 12.2 and 12.3 have been satisfied or, in the discretion of ANLIC (Hawaii), waived (the "Effective Time").
                                 ---------------

     Section  12.2.  Condition  Precedent  to  Reinsurance.  (a)  ANLIC (Hawaii)
                     -------------------------------------
shall have received on or before the Effective Time the following, each (unless otherwise indicated) dated such date, in form and substance satisfactory to ANLIC (Hawaii):

     (i) Certified copies of the resolutions or rules adopted by the Board of Directors or an authorized committee thereof of Anchor granting the appropriate officers the authority to approve, execute and deliver this Agreement on behalf of Anchor.

     (ii) A certificate of the secretary or assistant secretary of Anchor certifying the names and true signatures of the officers of Anchor authorized to sign this Agreement and the other documents to be delivered by it hereunder.

     (iii) A certificate of an authorized officer of Anchor certifying as to satisfaction of the conditions set forth in Section 12.3.

     (iv) Favorable opinions of Barger & Wolen, Low & Childers, Char Hamilton Campbell & Thom, each counsel for Anchor, and Susan Harris, general counsel of SunAmerica, each substantially in the form attached hereto as Schedule 12.2, as to such matters as ANLIC (Hawaii) may reasonably request.

     (v) Evidence that authorization or approval or other action by, and notice to or filing with, the following Governmental Authorities shall have been obtained or made to the extent required for the due execution, delivery and performance by Anchor of this Agreement, or for the exercise by ANLIC (Hawaii) of its rights and remedies under this Agreement: the Department.

     (vi) Evidence that all conditions precedent to the obligations of all parties under the AIC Retrocession Agreement, the ANLIC (Hawaii) YRT
Retrocession Agreement, the CG YRT Retrocession Agreement and the Servicing Agreement have been satisfied.

     (b) Anchor shall have received on or before the Effective Time the following, each (unless otherwise indicated) dated such date, in form and substance satisfactory to Anchor:

     (i) Evidence that authorization or approval or other action by, and notice to or filing with, the following Governmental Authorities shall have been obtained or made to the extent required for the due execution, delivery and performance by ANLIC (Hawaii) of this Agreement: the Hawaii Insurance Commissioner.

     (ii) Evidence that all conditions precedent to the obligations of all parties under the AIC Retrocession Agreement, the ANLIC (Hawaii) YRT
Retrocession Agreement, the CG YRT Retrocession Agreement and the Servicing Agreement have been satisfied and all covenants required to have been performed have been performed.

     Section  12.3.  Additional  Conditions  Precedent  to  Effective Time.  The
                     -----------------------------------------------------
Effective Time shall be subject to the further conditions precedent that at the Effective Time the following statements shall be true (and the acceptance by Anchor of the Ceding Commission shall constitute a representation and warranty by Anchor that at the Effective Time such statements are true):

     (i) the representations and warranties contained in Section 13.1 are correct at, as of and immediately after the Effective Time, as though made on and as of the Effective Time; and

     (ii) no event has occurred and is continuing, or would result from the reinsurance hereunder or from the application of the proceeds therefrom, that constitutes an Event of Recapture or would constitute an Event of Recapture but for the requirement that notice be given or time elapse or both;

and ANLIC (Hawaii) shall have received such other approvals, opinions or documents as ANLIC (Hawaii) may reasonably request.

                                  ARTICLE XIII

                         Representations and Warranties
                         ------------------------------

     Section 13.1.  Representations and Warranties of Anchor.  Anchor represents
                    ----------------------------------------
and  warrants  as  of  the  date  hereof  as  follows:

     (a) Anchor is a stock life insurance company duly incorporated, validly existing and in good standing under the laws of Arizona and is duly qualified and licensed in the District of Columbia and all states of the United States of America except for the State of New York and in good standing as a foreign insurer in each jurisdiction where the failure to be so qualified would have a material adverse effect on the interests of ANLIC (Hawaii) hereunder or the ability of ANLIC (Hawaii) to enforce its rights hereunder or the ability of Anchor to perform its obligations under the Annuities and this Agreement.

     (b) The execution, delivery and performance by Anchor of this Agreement and Anchor's use of the proceeds of the Ceding Commission, are within Anchor's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) Anchor's articles of incorporation or by-laws or (ii) law or any regulation or contractual restriction binding on or affecting Anchor, and do not result in or require the creation of any Adverse Claim (other than pursuant hereto) upon or with respect to the Separate Accounts or Annuities or any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law (other than California Civil Code 3440.1, which has been duly complied with).

     (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by Anchor of this Agreement, or for the exercise by ANLIC (Hawaii) of its rights and remedies under this Agreement, except for (i) those set forth in Section 12.2(a)(v), and (ii) such filings with and approvals of such Governmental Authorities as will have been duly made and obtained prior to the Effective Time.

     (d) This Agreement is the legal, valid and binding obligation of Anchor enforceable against Anchor in accordance with its terms. This Agreement has been duly executed and delivered by Anchor.

     (e)(i) The annual Convention Statement of Anchor, including the provisions made therein for investments and the valuation thereof, reserves, policy and contract claims and statutory liabilities, as filed with the Department and delivered to ANLIC (Hawaii) prior to the execution and delivery of this Agreement, as of and for the years ended December 31, 1996, 1997 and 1998 (collectively, the "Anchor Statutory Financial Statements"), have been prepared
                     -------------------------------------
in accordance with SAP applicable thereto applied on a consistent basis (except as noted therein). Each such Anchor Statutory Financial Statement was in compliance with applicable law when filed. According to the best of Anchor's information, knowledge and belief, the Anchor Statutory Financial Statements are a full and true statement of all the assets and liabilities and of the condition and affairs of Anchor as of the respective dates thereof and of its income and deductions therefrom for the respective years ended on such dates and have been completed in accordance with the NAIC annual statement instructions and accounting practices and procedures manuals except to the extent that state law may differ or that state rules or regulations require differences in reporting not related to accounting practices and procedures.

     (ii) Anchor has delivered to ANLIC (Hawaii) complete and correct copies of the annual reports for the fiscal years ended September 30, 1997 and 1998 on Form 10-K (collectively, the "Anchor Annual Reports") and all quarterly reports
                               ---------------------
on Form 10-Q of Anchor for periods ending after September 30, 1998, in each case as filed with the Securities and Exchange Commission (collectively, the "Anchor
                                                                          ------
Quarterly Reports").  The Anchor Annual Reports and the Anchor Quarterly Reports
-----------------
correctly describe, as of their respective dates, the business then conducted and proposed to be conducted by Anchor. There are included in the Anchor Quarterly Reports and the Anchor Annual Reports consolidated financial statements at and for the periods specified therein. Anchor has also delivered to ANLIC (Hawaii) complete and correct copies of all current reports on Form 8-K, proxy statements, registration statements and prospectuses, if any, filed by Anchor with the Securities and Exchange Commission since September 30, 1998. All financial statements delivered to ANLIC (Hawaii) in the foregoing materials (except as otherwise specified therein) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods specified with respect to each consolidated entity, and present fairly the financial position of the corporation or corporations to which they relate as of the respective dates specified and the results of its or their operations and changes in financial position for the respective periods specified.

     (f)(i) The value of the assets of Anchor calculated in accordance with SAP is greater than the total amount of its liabilities, including contingent liabilities, (ii) the present fair salable value of the assets of Anchor calculated in accordance with SAP is not less than the amount that will be required to pay all probable liabilities of Anchor on its debts as they become absolute and matured, (iii) Anchor does not intend to, and does not believe that it will incur debts or liabilities beyond Anchor's ability to pay such debts and liabilities as they mature, (iv) Anchor is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which Anchor's property would constitute unreasonably small statutory surplus; and (v) Anchor's Total Adjusted Capital is greater than the product of 2.5 times Anchor's Authorized Control Level Risk-Based Capital (where "Total Adjusted Capital" and "Authorized Control Level Risk-Based Capital" have the meanings given those terms in the Risk-Based Capital (RBC) for Insurer Model Act adopted by the National Association of Insurance Commissioners).

     (g) There is no pending or, to the knowledge of Anchor, threatened action or proceeding against or involving Anchor before any court, Governmental Authority or arbitrator that may materially adversely affect (i) the financial condition or operations of Anchor or (ii) the ability of Anchor to perform its obligations under this Agreement, or that purports to affect the legality, validity or enforceability of this Agreement.

     (h) Anchor is the legal and beneficial owner of the right to receive payment of the Charges free and clear of any Adverse Claim. No effective financing statement or other instrument similar in effect covering any rights of Anchor in any Separate Account or Annuity or any Charges or the Collections with respect thereto or any proceeds thereof is on file in any recording office.

     (i) Each Prospectus, information, exhibit, financial statement, document, book, record or report (but in each case excluding any projections or forecasts contained therein) furnished or to be furnished at any time by Anchor to ANLIC (Hawaii) in connection with this Agreement is or will be accurate in all material respects as of its date, and (except as otherwise disclosed to ANLIC
(Hawaii) at such time) as of the date so furnished, Anchor will have no knowledge of a material inaccuracy as of the date thereof contained therein, and no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

     (j) The chief place of business and chief executive office of Anchor and the office where Anchor keeps its records concerning the Annuities and Gross Amounts Payable, including the original copies of each of the

Annuities and the Charges are located at the address specified in Section 17.4 (or, solely with respect to where Anchor keeps such records, Storeretrieve, Inc, 1150 South Taylor Avenue, Montebello, California) or in each case at such other locations, notified to ANLIC (Hawaii) in accordance with Section 17.4. The Obligors are the Separate Account and the Funds.

     (k)  All  the  Charges  are  Eligible  Charges.

     (l) The Charges are legal, valid and binding as to the Obligors and the Contractholders and are enforceable in accordance with their terms against the Obligors and no payment of any charge is past due.

     (m) Schedule 13.1-1 contains true, correct and complete copies of each of the forms of Annuity agreements (including the form of each endorsement included in any Annuity) and such forms of Annuity contracts have been furnished to Connecticut General Life Insurance Company in connection with the CG YRT Retrocession Agreement.

     (n) Anchor, each Fund and the Separate Account have irrevocably instructed the Custodian to make all payments on account of Charges directly to ANLIC (Hawaii) as and when required in the Standing Instructions.

     (o) Schedule 13.1-3 sets forth the CARVM reserve methodology in use by Anchor, as approved by the Department and in use in other applicable jurisdictions.

     (p) All of the Annuities reinsured under this Agreement are non-participating.

     (q) None of the Annuities reinsured under this Agreement provide for policy loans.

     Section  13.2.  Representations  and  Warranties  of  ANLIC (Hawaii). ANLIC
                     ----------------------------------------------------
(Hawaii)  represents  and  warrants  as  of  the  date  hereof  as  follows:

     (a) ANLIC (Hawaii) is a stock captive insurance company duly incorporated, validly existing and in good standing under the corporate laws of Hawaii.

     (b) The execution, delivery and performance by ANLIC (Hawaii) of this Agreement are within ANLIC (Hawaii)'s corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) ANLIC (Hawaii)'s articles of incorporation or by-laws or (ii) law or any regulation or contractual restriction binding on or affecting ANLIC (Hawaii).

     (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by ANLIC (Hawaii) of this Agreement except for (i) those set forth in Section 12.2(b)(i), and (ii) such filings with, and approvals of such Governmental Authorities as will have been made and obtained prior to the Effective Time.

     (d) This Agreement is the legal, valid and binding obligation of ANLIC (Hawaii) enforceable against ANLIC (Hawaii) in accordance with its terms.

     (e) ANLIC (Hawaii) has provided to Anchor a true and correct copy of the CG YRT Retrocession Agreement as the same will be in effect at the time provided in the recitals to this Agreement.

                                   ARTICLE XIV

                                    Covenants
                                    ---------

     Section 14.1.  Anchor Internal Replacements.  (a) Anchor will not permit an
                    ----------------------------
Internal Replacement to occur except (i) an Internal Replacement made in the ordinary course of business that is not described in subparagraph (i) or (ii) of paragraph (b) of this Section 14.1, (ii) pursuant to paragraph (b) of this
Section 14.1, and (iii) an Internal Replacement as to which Anchor has obtained the prior written consent of ANLIC (Hawaii). Anchor shall report all Internal Replacements in the Reinsurance Servicer Report.

     (b)  If  an  Internal  Replacement

     (i) results from a program of Internal Replacement initiated or promoted by
(x) Anchor, its Affiliates, successors or assigns, or (y) an insurance agency, an insurance or securities broker, or a bank or other organization authorized by Anchor, its Affiliates, successors or assigns to sell fixed or variable life insurance policies or annuity contracts, or

     (ii) involves the issue, in substitution for or replacement of an Annuity, of a fixed or variable life insurance policy or annuity contract by Anchor or its Affiliates, successors or assigns that is not on a fixed or variable life insurance policy or annuity contract form available for sale in substantially all states in which Anchor is licensed to do an insurance business at the Effective Time, and if such new form contains significant features that are not features of the Annuity being replaced, then Anchor must elect one of the following options with respect to such Internal Replacement:

     Replacement Option A - Anchor reinsures the replacement policy or contract issued by Anchor with ANLIC (Hawaii) under this Agreement on terms and conditions specified and agreed to by ANLIC (Hawaii).

     Replacement Option B - (i) Anchor recaptures the Annuity subject to such an Internal Replacement prior to its surrender, (ii) Anchor remits to ANLIC (Hawaii) an amount (the "Replacement Fee") equal to the product of (x) an amount
                         ---------------
equal the Unearned Ceding Commission Amount as of the beginning of the current monthly Accounting Period, and (y) a fraction (A) the numerator of which is the sum of (xx) the aggregate Separate Account Values, and (yy) the aggregate Transferred Fixed Account Values for all Annuities so replaced during the period from the end of the last monthly Accounting Period when a Replacement Fee was last payable to the end of the current monthly Accounting Period (the "Replacement Period"),
         -----------
and (B) the denominator of which is the sum of (xx) the Separate Account Values, and (yy) the Transferred Fixed Account Values of all Annuities at the end of the current monthly Accounting Period without deduction for the aggregate Separate Account Values and aggregate Transferred Fixed Account Values for all Annuities so replaced during the Replacement Period, provided that the fraction in Item
                                              --------
(ii)(y)  is  equal  to  or  greater  than 0.01 (one-one-hundredth), and provided
                                                                        --------
further that any Replacement Fee due on August 1, 2019 shall be remitted immediately notwithstanding the immediately preceding proviso, and (iii) the payment to be made by ANLIC (Hawaii) under Section 5.2 for an Annuity subject to such an Internal Replacement is reduced by the amount of any contingent deferred sales charge waived by Anchor.

     Section  14.2.  Anchor  Current  Practices.  While  this  Agreement  is  in
                     --------------------------
effect,  Anchor  will  not, without the prior written consent of ANLIC (Hawaii),
(i) materially change or alter (x) its claims paying or administrative practices with respect to the Annuities, or (y) its reserving practices with respect to the Fixed Accounts or the Separate Accounts (including the methodology for calculating the CARVM Reserve as set forth on Schedule 13.1-3), other than as specifically required to satisfy the law or regulations of its state of domicile or the directive of the director, commissioner of equivalent official thereof, or with respect to any required filing in a non-domiciliary state, pursuant to the laws, regulations or directives thereof, and then only if it gives prior written notice to ANLIC (Hawaii), provided that such prior notice requirement
                                     --------
will not apply if inconsistent with compliance with such law, regulation or directive, or (ii) agree to adjust, settle, waive, compromise or make any change in the terms or conditions of any Annuity, allow a credit or discount thereon, or release wholly or partially the Custodian or any Obligor thereunder, provided
                                                                        --------
that Anchor may, in the ordinary course of business consistent with its administrative practices in effect at the Effective Time, adjust, settle, waive or compromise the amount or payment of any Charges, allow a credit or discount thereon, or release wholly or partially the Custodian or any Obligor thereunder in an aggregate amount not to exceed (x) $100,000 in any monthly Accounting Period, or (y) $500,000 in any calendar year, to be pro-rated for any portion of a calendar year this Agreement is in effect (the "Waiver Allowance").
                                                           -----------------

     Section  14.3.  Anchor  Other  Reinsurance.  While  this  Agreement  is  in
                     --------------------------
effect, Anchor will not reinsure any risks under the Annuities reinsured hereunder other than pursuant to the reinsurance provided under this Agreement.

     Section 14.4.  Affirmative General Covenants of Anchor.  Until the Terminal
                    ---------------------------------------
Accounting and Settlement, Anchor will, unless ANLIC (Hawaii) shall otherwise consent in writing:

     (a)  Performance.  Duly  and  punctually observe and perform each and every
          -----------
obligation on its part to be observed or performed under this Agreement, as modified or amended from time to time as permitted herein.

     (b)  Compliance  with  Laws, Etc.  Comply in all material respects with all
          ---------------------------
applicable laws, rules. regulations and orders with respect to (i) it and its business and properties, except to the extent noncompliance would not, individually or in the aggregate, have a material adverse effect on the interest of ANLIC (Hawaii) hereunder or in the Gross Amounts Payable, or the ability of Anchor to perform its obligations hereunder or under the Annuities and (ii) all Charges and related Annuities and Collections with respect thereto.

     (c)  Preservation  of  Corporate  Existence.  Preserve  and  maintain  its
          --------------------------------------
corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each other jurisdiction, where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would materially adversely affect the interest of ANLIC (Hawaii) hereunder or in the Gross Amounts Payable, or the ability of Anchor to perform its obligations hereunder or under the Annuities.

     (d)  Audits.  At  any  time  and  from time to time during regular business
          ------
hours, permit ANLIC (Hawaii) or its agents or representatives (including any Successor Servicer), upon reasonable advance notice (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under control of Anchor relating to the Annuities and the Gross Amounts Payable, and (ii) to visit the offices and properties of Anchor for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Annuities and the Gross Amounts Payable or Anchor's performance hereunder or under the Annuities with any of the officers or employees of Anchor having knowledge of such matters, provided that by exercising any such rights ANLIC (Hawaii) agree that
          --------
they will hold in confidence all information so obtained and will use the same only for the purposes contemplated by this Agreement.

     (e)  Maintenance of Separate Existence.  Do all things reasonably necessary
          ---------------------------------
to maintain its corporate existence separate and apart from SunAmerica and other Affiliates of Anchor, including (i) maintaining corporate records and books of account separate from those of its Affiliates; (ii) except as otherwise provided in this Agreement, not commingling its assets and funds with those of its Affiliates; (iii) holding such appropriate meetings or obtaining such appropriate consents of its board of directors as are necessary to authorize all Anchor's corporate actions required by law to be authorized by the board of directors, keeping minutes of such meetings and of meetings of its stockholder(s) and observing all other customary corporate formalities; and (iv) at all times holding itself out to the public under Anchor's own name as a legal entity separate and distinct from its Affiliates.

     (f)  Keeping  of  Records  and  Books of Account.  (i) Keep, or cause to be
          -------------------------------------------
kept, proper books of record and account, which shall be maintained or caused to be maintained by Anchor and shall be separate and apart from those of any Affiliate of Anchor, in which (x) full and correct entries shall be made of all financial transactions and the assets and business of Anchor in accordance with SAP, and (y) it is clearly shown that the Annuities have been reinsured under this Agreement, and (ii) maintain and implement administrative and operating procedures (including an ability to recreate records evidencing the Annuities and the Gross Amounts

Payable in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Gross Amounts Payable
(including records adequate to permit the daily identification of each new Charge and all Collections of and adjustments to each existing Charge and all Gross Amounts Payable), and (iii) mark its master data processing records evidencing such the Annuities and the Gross Amounts Payable with a legend, acceptable to ANLIC (Hawaii), evidencing that such Gross Amounts Payable is subject to this Agreement.

     (g)  Performance  and  Compliance.  At its expense timely and fully perform
          ----------------------------
and comply with all material provisions, covenants and other promises required to be observed by it under the Annuities and the Gross Amounts Payable.

     (h)  Location  of  Records.  Keep  its  chief  place  of business and chief
          ---------------------
executive office and the office where it keeps the originals of its records concerning the Annuities and the Gross Amounts Payable at the address of Anchor referred to in Section 13.1(j) or, upon 30 days' prior written notice to ANLIC (Hawaii), at any other locations in a jurisdiction where all action required by
Section  17.5  shall  have  been  taken.

     (i) Collection Procedures, Allocation Procedures and Standing Instructions.
         ----------------------------------------------------------------------
Implement and comply at all times with the Collection Procedures, the Allocation Procedures and the Standing Instructions.

     (j)  Payment  of  Taxes, Etc.  Pay promptly when due all taxes, assessments
          -----------------------
and governmental charges or levies imposed upon it or any Annuity or the Gross Amounts Payable (including any intangibles, property or similar tax), or in respect of its income or profits therefrom, any and all claims of any kind (including claims for labor, materials and supplies), except for such taxes, assessments, governmental charges or levies and claims as are being contested in good faith by proper proceedings and against which adequate reserves shall have been established, unless and until any Adverse Claim resulting from the failure to pay such taxes, assessments, governmental charges or levies and claims shall have attached and become enforceable against its other creditors.

     (k)  Fixed  Account  Segregated  Assets.  Establish  and maintain the Fixed
          ----------------------------------
Account Segregated Assets in accordance with the requirements and procedures set forth in Schedule 14.4.

     Section  14.5.  Reporting  Requirements  of  Anchor.  Until  the  Terminal
                     -----------------------------------
Accounting and Settlement, Anchor will, unless ANLIC (Hawaii) shall otherwise consent in writing, furnish to ANLIC (Hawaii):

     (a)(i)(x) promptly upon becoming available, but in any event within 75 days after the end of each calendar year, a copy of the annual Convention Statements of Anchor for such calendar year, and (y) promptly upon becoming available, but in any event within 60 days after the end of each of the first three calendar quarters, a copy of the quarterly Convention Statements of Anchor for such quarter, in each case as filed by Anchor with the Department and executed by the appropriate officer under the laws of the state of domicile of Anchor, prepared in accordance with SAP and accompanied by the certification of the chief financial officer or chief executive officer or controller or treasurer of Anchor that such annual or quarterly Convention Statement presents, to the best of his or her information, knowledge and belief, a full and true statement of all the assets and liabilities and of the condition and affairs of Anchor as of the date thereof and of its income and deductions therefrom for the period ended on such date and have been completed in accordance with the NAIC statement instructions and accounting practices and procedures manuals except to the extent that state law may differ or that state rules or regulations require differences in reporting not related to accounting practices and procedures;

     (ii)(x) promptly upon becoming available, but in any event within 75 days after the end of each calendar year, a copy of the annual report on Form 10-K of Anchor for such calendar year, and (y) promptly upon becoming available, but in any event within 60 days after the end of each of the first three calendar quarters, a copy of the quarterly report on Form 10-Q of Anchor for such quarter, in each case prepared in accordance with GAAP and accompanied by the certification of the chief financial officer or chief executive officer or controller or treasurer of Anchor that such annual or quarterly financial statement presents fairly, in accordance with GAAP, the financial position and results of operations of Anchor as at and for the period ending on the date of such financial statement;

     (b) Within 90 days after the end of each calendar year, a copy of each "Statement of Actuarial Opinion" that is provided to the Department (or equivalent information should the Department no longer require such a statement) as to the adequacy of aggregate reserves for life policies and contracts of Anchor;

     (c) as soon as possible and in any event within 5 Business Days after Anchor's Knowledge of the occurrence of each Event of Recapture or each event that, with the giving of notice or lapse of time or both, would constitute an Event of Recapture, the statement of an authorized officer of Anchor setting forth details of such Event of Recapture and the action that Anchor proposes to take with respect thereto;

     (d) as soon as possible and in any event within 5 Business Days after the occurrence of any adjustment, settlement, waiver, compromise or change in the terms or conditions of any Annuity or any credit, discount or release in respect thereof, other than (i) that which is permitted by the Waiver Allowance, and
(ii) any adjustments, settlements, waivers, compromises or changes in the terms or conditions of any Charges or any credits, discounts or releases in respect thereof which, in the aggregate, exceeds $500,000 in excess of the Waiver Allowance in any calendar year (such amount to be pro-rated for any portion of a calendar year this Agreement is in effect), the statement of the general counsel or chief financial officer of Anchor setting forth details thereof;

     (e) promptly after the receipt thereof and in any event within 5 Business Days, copies of each communication received by Anchor from the

Securities and Exchange Commission or the National Association of Securities Dealers reporting the final results of, any audit or other investigation related to the Annuities or any aspect of the sale, maintenance, investment or administration thereof; and

     (f) promptly, from time to time, such other information, documents, records or reports respecting the Annuities the Gross Amounts Payable or the conditions or operations, financial or otherwise, of Anchor, as ANLIC (Hawaii) may from time to time reasonably request in writing in order to protect ANLIC (Hawaii)'s interests under or contemplated by this Agreement.

     Section 14.6.  Negative Covenants of Anchor.  Until the Terminal Accounting
                    ----------------------------
and Settlement, Anchor will not, without the written consent of ANLIC (Hawaii):

     (a)  Sales,  Liens,  Etc.  Except  as  otherwise provided herein, (i) sell,
          -------------------
assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon or with respect to, any interest in any Annuity or the Gross Amounts Payable, other than, in the case of a Contractholder's interest in an Annuity, a lien, encumbrance or assignment made or suffered by a Contractholder on such interest, or (ii) assign any right of Anchor to receive income in respect of any thereof.

     (b)  Extension  or Amendment of Annuities.  Cancel or terminate any Annuity
          ------------------------------------
except pursuant to the request of a Contractholder (other than in connection with an Internal Replacement), or amend or otherwise modify or waive the terms of any Annuity, including any Charge, except as permitted by the Waiver Allowance.

     (c)  Change in Collection Procedures.  Make or consent to any change in the
          -------------------------------
Collection Procedures, which change would be reasonably likely to impair the collectibility of any Gross Amounts Payable, except as permitted by the Waiver Allowance.

     (d)  Change in Allocation Procedures.  Make or consent to any change in the
          -------------------------------
Allocation  Procedures, except with the prior written consent of ANLIC (Hawaii).

     (e)  Grant  a  Security  Interest  in  the  Gross Amounts Payable.  Grant a
          ------------------------------------------------------------
security  interest  in the Annuities or the Gross Amounts Payable to any Person.

     Section 14.7. Anchor Changes in Investment Funds, etc. (a) Except as permitted by this Section 14.7, Anchor shall not agree to or permit to exist (i) any termination, modification or amendment (a "Change") in any investment
                                                     ------
management or advisory agreement under which any of the assets of the Separate Accounts are managed (a "Contract Change"), or (ii) a Change in the Fundamental
                          ---------------
Investment Objectives and Policies of any fund in which the assets of the Separate Account are managed (a "Policy Change"), or (iii) the elimination of
                                    -------------
any portfolio in which the assets of the Separate Account are managed (a "Fund")
                                                                          ----
or the addition of any new Fund, all except as required by Section 15 of the Investment Company Act of 1940.

     (b) Anchor may agree to or permit to exist any Contract Change or Policy Change (i) with the prior consent of ANLIC (Hawaii), or (ii) of which Anchor has given ANLIC (Hawaii) prior notice and which does not result in a reasonable probability of a material adverse change in the Charges (other than an increase in the payment of contingent deferred sales charges due to an increase in surrenders resulting from the Contract Change or Policy Change) to which the Contract Change or Policy Change relates, such probability to be measured as of the date of the Contract Change or Policy Change, or (iii) if Anchor elects to make a partial recapture under Section 14.7(d).

     (c) Anchor may agree to the addition or elimination of any Fund if Anchor has given ANLIC (Hawaii) prior notice of the circumstances of such addition or elimination and any replacement Fund, and (i) Anchor obtains the prior consent of ANLIC (Hawaii), or (ii) in the case of the elimination of any Fund, if such Fund is replaced contemporaneously by another Fund with substantially similar fundamental investment objectives and policies, or (iii) if such addition or elimination does not result in a reasonable probability of a material adverse change in the Charges (other than an increase in the payment of contingent deferred sales charges due to an increase in surrenders resulting from the Contract Change or Policy Change) to which the addition or elimination relates, such probability to be measured as of the date of such addition or elimination, or (iv) if Anchor elects to make a partial recapture under Section 14.7(d).

     (d)  If  Anchor elects to make a partial recapture under Section 14.7(b) or
Section 14.7(c), it shall recapture under Section 9.3 (subject to the terms thereof) a Recapture Percentage of the risks reinsured hereunder equal to that percentage which the portion of the aggregate Separate Account Values of all Annuities attributable to the Fund to which the Contract Change, Policy Change or the addition or elimination of a Fund relates bears to the aggregate Separate Account Values of all Annuities, such values to be determined as of the close of business on the Business Day on which the notice of recapture is received by ANLIC (Hawaii).

     (e) Anchor shall inform ANLIC (Hawaii) and the reinsurer under the CG YRT Retrocession Agreement or any Successor YRT Retrocession Agreement of any change in any Fund, including the addition or elimination of any Fund.

     (f) Notwithstanding the provisions of this Section 14.7, Anchor shall not eliminate any Fund without adding another Fund except as permitted under the CG YRT Retrocession Agreement or any Successor YRT Retrocession Agreement.

     Section  14.8.  Negative  Covenants  of ANLIC (Hawaii).  Until the Terminal
                     --------------------------------------
Accounting and Settlement, ANLIC (Hawaii) will not, without the written consent of Anchor, make or consent to any change to the AIC Retrocession Agreement, the ANLIC (Hawaii) YRT Retrocession Agreement, the CG YRT Retrocession Agreement or any Successor YRT Retrocession Agreement that would either (i) increase an amount that is payable, directly or indirectly, by Anchor, or (ii) reduce any obligation to pay an amount that will be payable, directly or indirectly, to Anchor, by any party to such agreements.

                                   ARTICLE XV

                                 Reserve Credit
                                 --------------

     Section 15.1.  Security.  ANLIC (Hawaii) shall comply with Section 15.2 for
                    --------
the purpose of qualifying the reinsurance provided under Section 2.4 for statutory financial statement credit by Anchor under the credit for reinsurance rules applicable in Arizona.

     Section  15.2.  Letters  of  Credit.  ANLIC  (Hawaii)  must  apply  for and
                     -------------------
provide to Anchor one or more letters of credit that meet the requirements of Arizona laws and regulations in an amount equal to or greater than the reserves ceded by Anchor with respect to the reinsurance provided under Section 2.4. Such letter of credit may be drawn upon at any time and be used by Anchor or any successor by operation of law of Anchor, including any liquidator, rehabilitator, receiver or conservator of Anchor, without diminution because of insolvency of Anchor or ANLIC (Hawaii), for the following purposes but only as they relate to the reinsurance provided under Section 2.4:

     (a) to reimburse Anchor for ANLIC (Hawaii)'s share of premiums returned to the owners of the Annuities on account of cancellations of the Annuities;

     (b) to reimburse Anchor for ANLIC (Hawaii)'s share of surrenders and benefits paid by Anchor under the Annuities;

     (c) to fund an account with Anchor in an amount at least equal to the deduction, for reinsurance ceded, from Anchor's liabilities for the Annuities. Interest on the amount of funds in such account shall accrue to the benefit of ANLIC (Hawaii) at a rate not in excess of the prime rate of interest. Such an amount shall include, but not be limited to, amounts for policy reserves, reserves for claims and losses incurred (including losses incurred but not reported), loss adjustment expenses and unearned premiums; and

     (d)  to  pay  any other amounts Anchor claims are due under this Agreement.

     Section  15.3.  Letters of Credit; Return of Excess Security.  Anchor shall
                     --------------------------------------------
return any amounts drawn on letters of credit in excess of the actual amounts required under Sections 15.2(a) through 15.2(c) and amounts under Section 15.2(d) that are subsequently determined not to be due.

                                   ARTICLE XVI

                               Events of Recapture
                               -------------------

     Section  16.1.  Definition.  If any of the following events shall occur and
                     ----------
be  continuing,  an  "Event  of  Recapture"  shall  exist:
                      --------------------

     (a) Anchor fails to perform or observe any material term or agreement hereunder (other than those terms and agreements set forth in Sections 3.3, 14.5(c) and 14.6(a)) on its part to be performed or observed and such failure remains unremedied for 10 days.

     (b) Anchor fails to perform or observe any material term, covenant or agreement hereunder on its part to be performed or observed, other than those which constitute an Event of Recapture under Section 16.1(a) or Section 16.1(c).

     (c) Anchor fails to make any payment or deposit required under this Agreement when due except with respect to an adjustment made under Section 2.13, provided that payment by Anchor with respect to such adjustment is made within 3
--------
Business  Days  after  discovery  thereof.

     (d) Any representation or warranty or statement made by Anchor under this Agreement was false in any material respect when made.

     (e) There shall occur, without the consent of ANLIC (Hawaii), any termination, modification or amendment in the terms and conditions applicable to the Charges, except as permitted by the Waiver Allowance.

                                  ARTICLE XVII

                                  Miscellaneous
                                  -------------

     Section 17.1.  Parties to this Agreement.  This Agreement is solely between
                    -------------------------
Anchor and ANLIC (Hawaii), and performance of the obligations of each Party under this Agreement shall be rendered solely to the other Party. In no instance shall anyone other than Anchor or ANLIC (Hawaii) and their respective successors and assigns have any rights under this Agreement. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between ANLIC (Hawaii) and the Contractholder, the insured or any beneficiary under any Annuity reinsured hereunder and Anchor shall be and remain solely liable to such Contractholder, insured or beneficiary under any such Annuity.

     Section 17.2.  Assignment.  Anchor may not assign any of its rights, duties
                    ----------
or obligations under this Agreement without prior written consent of ANLIC (Hawaii), except as permitted hereby. ANLIC (Hawaii) may (i) grant a security interest in all its right, title and interest in this Agreement, and (ii) retrocede the risks reinsured hereunder but solely as contemplated by the AIC Retrocession Agreement and by Section 2.17.

     Section  17.3.  Counterparts.  This Agreement may be executed in any number
                     ------------
of counterparts by the Parties on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     Section 17.4.  Notices.  (a) Except as otherwise expressly provided herein,
                    -------
all notices, requests, demands, instructions, consents or other communications provided for hereunder shall be in writing and delivered or mailed by registered or certified mail or by overnight courier or by facsimile communication, in each case prepaid and addressed to the intended recipient at its address for notices specified in Section 17.4(b).

     (b) All notices, requests, demands, consents, approvals or other communications under this Agreement shall be addressed as follows (or to any other address as may be designated in writing by the recipient):

     If  to  Anchor:

Anchor  National  Life  Insurance  Company
1  SunAmerica  Center
Los  Angeles,  CA  90067-6022
Attention: Lawrence M. Goldman, Associate General Counsel and James R. Belardi, Senior Vice President
Facsimile:  310-772-6574
Telephone:  310-772-6000

     If  to  ANLIC  (Hawaii):

ANLIC  Insurance  Company  (Hawaii),  Ltd.
c/o  50th  State  Risk  Management  Services,  Inc.
Six  Waterfront  Plaza,  Room  405
500  Ala  Moana  Boulevard
Honolulu,  HI  96813
Attention:  Ann  Nakagawa
Facsimile:  808-524-9526
Telephone:  808-543-9737

     Section  17.5.  Further  Assurances.  Anchor will do and perform, from time
                     -------------------
to time, any and all acts and execute any and all further instruments required or reasonably requested by ANLIC (Hawaii) more fully to effect the purposes of this Agreement.

     Section  17.6.  No Waiver; Cumulative Remedies.  No failure to exercise and
                     ------------------------------
no delay in exercising, on the part of ANLIC (Hawaii), any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section  17.7.  Amendment  and  Waiver.  No  amendment,  modification  or
                     ----------------------
discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the Party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Party granting such waiver in any other respect or at any other time.

     Section  17.8.  Entire  Agreement.  The  terms expressed herein constitutes
                     -----------------
the entire agreement between the Parties with respect to the Annuities reinsured hereunder. There are no understandings between the Parties with respect to the Annuities reinsured hereunder other than as expressed in this Agreement.

     Section  17.9.  Governing  Law.  This  Agreement  shall  be  governed  by,
                     --------------
interpreted, construed and enforced by and in accordance with the internal laws of the State of Arizona without regard to its choice-of-law rules.

     Section  17.10.  Consent  to  Jurisdiction.  (a)  Each  Party hereto hereby
                      -------------------------
irrevocably submits to the exclusive jurisdiction of any State or Federal court sitting in the State of Delaware, or, if no court in Delaware will exercise jurisdiction, Arizona, and any appellate court from any thereof in any action or proceeding arising out of or relating to this Agreement or any other instrument or document furnished pursuant hereto, and each such Party hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Delaware or Arizona State court, as the case may be, or in such Federal court sitting in Delaware or Arizona, as the case may be. Each such Party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each such Party irrevocably consents to the service of copies of the summons and complaint and any other process that may be served in any such action or proceeding by the mailing of copies of such process to such Party at its address specified pursuant to Section 17.4. Each such Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (b) Nothing in this Section 17.10 shall affect the right of any such Party to serve legal process in any other manner permitted by law or affect the right of any such Party to bring any action or proceeding against any other such Party or their respective property in the courts of other jurisdictions other than the State of New York if no court in the States of Delaware or Arizona will exercise jurisdiction.

     Section 17.11.  Special Service of Process.  Pursuant to any statute of any
                     --------------------------
state, territory or district of the United States which makes provision therefore, ANLIC (Hawaii) hereby designates the Superintendent, Commissioner or Director of Insurance, or other officer specified for that purpose in the statute, or the successor or successors in office as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of Anchor or any beneficiary hereunder arising out of this Agreement, and hereby designates the person specified for ANLIC (Hawaii) pursuant to Section 17.4 as the person to whom the said officer is authorized to mail such process or a true copy thereof.

     Section  17.12.  WAIVER  OF  JURY  TRIAL.  ANCHOR AND ANLIC (HAWAII) HEREBY
                      -----------------------
IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 17.13.  Headings.  The headings contained in this Agreement are for
                     --------
purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

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
IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered as of the date first above written.




ANCHOR  NATIONAL  LIFE  INSURANCE  COMPANY


By________________________________
Name:
Title:




ANLIC  INSURANCE  COMPANY  (HAWAII),  LTD.


By_________________________________
Name:
Title:

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